Putnam
Premier
Income
Trust


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

7-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

The following report, covering Putnam Premier Income Trust's fiscal year ended July 31, 2001, was prepared before the September 11 attacks on the World Trade Center and the Pentagon. Our thoughts are with the families of the people who lost their lives or were injured in those horrific events.

We want to assure you that the assets Putnam manages on your behalf are safe and secure. Putnam's senior management team has been meeting regularly to formulate a global economic view and industry-specific perspectives, and to maintain focused management of your fund in the current environment.

The important thing for investors to do right now is to remain calm and not to allow the impact of this near-term occurrence to cloud a long-term perspective. We believe you should avoid the temptation to make hasty investment decisions. Given these events, we suggest consulting your financial advisor, who can help you make decisions that are appropriate for your long-term investment plan.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
September 19, 2001


REPORT FROM FUND MANAGEMENT

David L. Waldman
and the Core
Fixed-Income Team

During the fiscal year ended July 31, 2001, world markets experienced considerable volatility that tested the nerves of even the most seasoned investors. U.S. equity markets experienced sharp declines as companies posted weaker-than-expected earnings, particularly in the technology and telecommunications sectors. In contrast, however, U.S. investment-grade fixed-income markets suffered no ill effects, thanks to a steady decline in interest rates, a trend that has been spreading to overseas markets as well. As a result, Putnam Premier Income Trust rewarded investors with positive performance for the fiscal year. The significantly stronger results at market price reflect the increased demand for fixed-income investments.

Total return for 12 months ended 7/31/01

       Net asset value            Market price
-----------------------------------------------------------------------
           2.23%                     8.56%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance based on market prices for the shares will vary from performance based on the portfolio's net asset value. Performance information for longer periods begins on page 6.

* FED'S ACTION CONTRIBUTED TO POSITIVE PERFORMANCE IN INVESTMENT-GRADE SECTORS

At the beginning of your fund's fiscal year, a moderate U.S. economic environment had returned as the threat of further interest-rate increases by the Federal Reserve Board disappeared. The tranquility was short-lived, however, as concerns over economic growth and technology caused a swift downturn in the U.S. equity markets that was felt worldwide. Investors seeking a safe haven from equity risk drove up demand for fixed-income securities, boosting the bond market's performance through early 2001.

Amid fears of a recession, the Fed took aggressive action and made a surprise interest-rate reduction at the beginning of January 2001 in an effort to stimulate the ailing U.S. economy. The Fed's easing bias continued through the end of your fund's fiscal year, with a total of six cuts in short-term interest rates. While market reaction to these reductions so far has been mixed, it does appear that the Fed has done its job in preventing the U.S. economy from falling into a recession.


[GRAPHIC OMITTED: horizontal bar chart SECTOR ALLOCATIONS]

SECTOR ALLOCATIONS*

High yield              48.0%

U.S. investment
grade                   27.0%

Foreign                 25.0%

Footnote reads:
*Based on net assets as of 7/31/01. Holdings will vary over time.


Despite the Fed's economic first-aid, the stellar performance of fixed-income investments started to lose steam in the spring of 2001. Investors began to speculate that the aggressive rate cuts would cause U.S. economic growth to reaccelerate and possibly cause an increase in the inflation rate.

Overall, investment-grade securities enjoyed positive performance during most of the fund's fiscal year. The fund's positioning in mortgage-backed securities benefited from strong price appreciation, as the Fed's easing bias continued throughout the period. We will continue to favor mortgage-backed securities and other opportunities within the investment-grade market.

* CONTINUED VOLATILITY IN HIGH-YIELD SECTOR

High-yield bonds tended to experience negative performance in 2000 at the hands of such factors as volatile equity markets, increasing defaults, and a slowdown in U.S. economic growth. The yield spreads between high-yield corporate securities and Treasury securities of comparable maturities widened throughout the end of 2000 and then narrowed in January 2001. The Fed's surprise interest-rate cut in January allowed the high-yield sector to recoup some of its losses, and it enjoyed a rally that lasted until early spring.


[GRAPHIC OMITTED: TOP SECTOR HOLDINGS]

TOP SECTOR HOLDINGS*

Top three high-yield holdings

HMH Properties, Inc. company guaranty
Series B, 7 7/8s, 2008

Allied Waste Industries, Inc. company
guaranty Series B, 10s, 2009

Echostar Broadband Corp. sr. notes
10 3/8s, 2007

Top three U.S. government holdings

U.S. Treasury Notes 6 1/2s, 2/15/10

U.S. Treasury Notes 4 1/4s, 3/31/03

U.S. Treasury Notes 5 3/4s, 8/15/10

Top three international holdings

Germany (Federal Republic of) bonds
Ser. 97, 6s, 2007

Germany (Federal Republic of) bonds
Ser. 132, 4 1/8s, 2004

Sweden (Government of) bonds Ser. 1045, 5 1/4s, 2011

*These holdings represented 18.0% of the fund's net assets as of 7/31/01. Holdings will vary over time.


Since we had increased the fund's high-yield weighting during December of 2000, the fund was able to benefit from the sector's positive performance. Deteriorating economic and corporate fundamentals began to weigh heavily on this sector toward the end of the period, offsetting much of its previous gains.

Losses continue in the telecommunications sector, dampening overall fund performance, yet investor demand for high-yield securities has increased dramatically because of the Fed's policy of easing. This in turn has reversed the strong outflow patterns that undermined the high-yield market in 2000.

* INTERNATIONAL, EMERGING MARKETS BENEFIT FROM U.S. ECONOMIC SLOWDOWN

International bonds in developed markets performed well during the period, thriving on the slowing economic growth around the world. Given the environment, central banks initiated their own monetary easing policies. While lower interest rates combined with investors' flight to more stable investments helped boost returns in local currencies, a strengthening U.S. dollar hurt returns for dollar-based investors.

Emerging markets performed well for most of your fund's fiscal year. The fund's positions generated sound returns because of these attractive valuations. Our cautious stance and limited exposure toward Argentina were advantageous, since the country's bonds suffered a collapse in July as the government struggled to avoid default. Continued exposure in Russia also benefited the fund.

* POSSIBLE ECONOMIC TURNAROUND IN LATE 2001?

While we expect the current low-growth, low-inflation environment to continue over the near term, the aggressive action of the Fed along with the fiscal stimulus created by the 2001 federal tax rebate should contribute to positive economic performance in late 2001 and early 2002. However, investors may still be skeptical over the possible economic recovery as a result of continued weakness in the technology sector and the downdraft in corporate profits.

We believe the Fed's rate cuts may be coming to an end, barring additional deterioration in economic fundamentals such as consumer and business confidence. We will continue to monitor the fixed-income universe closely and follow our strategy of finding securities with positive fundamentals and attractive valuations.

While the high-yield sector has had its ups and downs, we remain cautiously optimistic going into fiscal 2002. The Fed has shown determination to return the U.S. economy to sustainable levels of growth, and we expect a stabilization of the economy in the fourth quarter of 2001. At current valuations, we believe high-yield bonds represent some of the best values in the fixed-income universe, possessing a potential to perform well in the next year.

We are confident that favorable performance will remain in the international marketplace and will keep a careful eye on emerging markets with regard to economic and political uncertainties.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/01, there is no guarantee the fund will continue to hold these securities in the future. International investments are subject to certain risks, such as currency fluctuations, economic instability, and political developments. While the U.S. government backing of individual securities does not insure your principal, which will fluctuate, it does guarantee that the fund's government-backed holdings will make timely payments of interest and principal. Mortgage-backed securities in the portfolio may be subject to pre-payment risk. The lower credit ratings of high-yield bonds reflect a greater possibility that adverse changes in the economy or poor performance by the issuers of these bonds will affect the issuer's ability to pay principal and interest.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m., Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Premier Income Trust is designed for investors seeking a high level of current income consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 7/31/01

                         NAV        Market price
------------------------------------------------
1 year                   2.23%          8.56%
------------------------------------------------
5 years                 24.33          35.40
Annual average           4.45           6.25
------------------------------------------------
10 years               113.31         104.75
Annual average           7.87           7.43
------------------------------------------------
Life of fund
(since 2/29/88)
Annual average           7.95           6.88
------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/01

                            Salomon Bros.
                Lehman        Non-U.S.        CSFB
               Government    World Govt.   High Yield    Consumer
               Bond Index    Bond Index      Index      price index
-------------------------------------------------------------------
1 year          11.91%        -2.46%        -0.19%         2.66%
-------------------------------------------------------------------
5 years         45.69          2.24         25.49         12.85
Annual average   7.82          0.44          4.65          2.45
-------------------------------------------------------------------
10 years       114.19         88.08        131.43         30.25
Annual average   7.91          6.52          8.75          2.68
-------------------------------------------------------------------
Life of fund
(since 2/29/88)
Annual average   8.14          5.92          8.69          3.22
-------------------------------------------------------------------
Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest in an index.

PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 7/31/01

-------------------------------------------------------------------
Distributions (number)                  12
-------------------------------------------------------------------
Income                               $0.5129
-------------------------------------------------------------------
Return of capital                     0.1071
-------------------------------------------------------------------
Capital gains                          --
-------------------------------------------------------------------
  Total                              $0.6200
-------------------------------------------------------------------
Share value:                     NAV       Market price
-------------------------------------------------------------------
7/31/00                        $7.19         $6.38
-------------------------------------------------------------------
7/31/01                         6.68          6.29
-------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------
Current dividend rate 1         8.08%         8.59%
-------------------------------------------------------------------
1 Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.


TOTAL RETURN FOR PERIODS ENDED 6/30/01 (most recent calendar quarter)

                                           NAV      Market price
-------------------------------------------------------------------
1 year                                    1.04%        10.28%
-------------------------------------------------------------------
5 years                                  23.93         31.61
Annual average                            4.38          5.65
-------------------------------------------------------------------
10 years                                114.63        109.73
Annual average                            7.94          7.69
-------------------------------------------------------------------
Life of fund (since 2/29/88)
Annual average                            7.91          6.91
-------------------------------------------------------------------
Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


COMPARATIVE BENCHMARKS

Credit Suisse First Boston (CSFB) High Yield Index* is an unmanaged list of lower-rated higher-yield U.S. corporate bonds.

Lehman Government Bond Index* is an unmanaged list of U.S. government and mortgage-backed securities.

Salomon Brothers Non-U.S. World Government Bond Index* is an unmanaged list of bonds issued by 10 countries.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam Premier Income Trust

We have audited the accompanying statement of assets and liabilities of Putnam Premier Income Trust, including the fund's portfolio, as of July 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended July 31, 1998 were audited by other auditors whose report dated September 17, 1998 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Premier Income Trust as of July 31, 2001, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with accounting principles generally accepted in the United States of America.


                                                       KPMG LLP

Boston, Massachusetts
September 4, 2001



THE FUND'S PORTFOLIO
July 31, 2001


CORPORATE BONDS AND NOTES (49.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Advertising and Marketing Services (0.4%)
-------------------------------------------------------------------------------------------------------------------
$           190,000 Adams Outdoor Advertising sr. notes 10 3/4s, 2006                                 $     200,213
            930,000 AOA Holdings, LLC sr. notes 10 3/8s, 2006                                               930,000
          1,037,851 Interact Operating Co. notes 14s, 2003 (PIK)                                                104
            520,000 Key3media Group, Inc. company guaranty
                    11 1/4s, 2011                                                                           499,200
            585,000 Lamar Media Corp. company guaranty 9 5/8s, 2006                                         705,571
            640,000 Lamar Media Corp. company guaranty 8 5/8s, 2007                                         654,400
            420,000 Lamar Media Corp. sr. sub. notes 9 1/4s, 2007                                           436,800
                                                                                                      -------------
                                                                                                          3,426,288

Aerospace and Defense (1.5%)
-------------------------------------------------------------------------------------------------------------------
          1,570,000 Alliant Techsystems, Inc. 144A sr. sub. notes
                    8 1/2s, 2011                                                                          1,624,950
            120,000 Argo-Tech Corp. company guaranty Ser. D,
                    8 5/8s, 2007                                                                            106,200
          1,735,000 Argo-Tech Corp. 144A company guaranty
                    8 5/8s, 2007                                                                          1,535,475
          1,660,000 BE Aerospace, Inc. sr. sub. notes 9 1/2s, 2008                                        1,718,100
            100,000 BE Aerospace, Inc. sr. sub. notes Ser. B, 8 7/8s, 2011                                  100,750
            960,000 BE Aerospace, Inc. sr. sub. notes Ser. B, 8s, 2008                                      931,200
          1,000,000 Counts Trust 144A sec. notes FRN Ser. 2001-5,
                    8.82s, 2009                                                                           1,000,000
          1,180,000 Decrane Aircraft Holdings Co. company guaranty
                    Ser. B, 12s, 2008                                                                     1,121,000
          1,030,000 Hexcel Corp. sr. sub. notes 9 3/4s, 2009                                                978,500
          1,310,000 L-3 Communications Corp. sr. sub. notes 8 1/2s, 2008                                  1,316,550
            440,000 L-3 Communications Corp. sr. sub. notes Ser. B,
                    10 3/8s, 2007                                                                           462,550
            570,000 Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                                             581,400
          1,860,000 Sequa Corp. sr. notes 9s, 2009                                                        1,850,700
            500,000 Sequa Corp. sr. notes Ser. B, 8 7/8s, 2008                                              497,500
                                                                                                      -------------
                                                                                                         13,824,875

Agriculture (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,620,000 Premium Standard Farms, Inc. 144A sr. notes
                    9 1/4s, 2011                                                                          1,599,750

Airlines (0.5%)
-------------------------------------------------------------------------------------------------------------------
            120,000 Air Canada Corp. sr. notes 10 1/4s, 2011 (Canada)                                       103,200
          1,390,000 Airbus Industries 144A notes Ser. D, 12.266s, 2020                                    1,501,680
          1,360,000 Calair, LLC 144A company guaranty 8 1/8s, 2008                                        1,309,000
            330,000 Northwest Airlines, Inc. company guaranty
                    8 3/8s, 2004                                                                            327,733
            770,000 Northwest Airlines, Inc. company guaranty
                    7 5/8s, 2005                                                                            757,980
            780,000 US Air, Inc. pass-through certificates Ser. 93A3,
                    10 3/8s, 2013                                                                           678,600
                                                                                                      -------------
                                                                                                          4,678,193

Automotive (1.3%)
-------------------------------------------------------------------------------------------------------------------
            460,000 Aftermarket Technology Corp. sr. sub. notes 12s, 2004                                   466,900
          1,070,000 Aftermarket Technology Corp. sr. sub. notes
                    Ser. D, 12s, 2004                                                                     1,086,050
          1,030,000 Collins & Aikman Products, Inc. company guaranty
                    11 1/2s, 2006                                                                         1,030,000
            160,000 Dana Corp. notes 7s, 2029                                                               122,000
            370,000 Dana Corp. notes 6 1/4s, 2004                                                           349,650
            510,000 Delco Remy Int'l 144A company guaranty 11s, 2009                                        550,800
          1,110,000 Dura Operating Corp. company guaranty Ser. B,
                    9s, 2009                                                                              1,076,700
            570,000 Dura Operating Corp. 144A company guaranty
                    9s, 2009                                                                                552,900
            330,000 Exide Corp. sr. notes 10s, 2005                                                         287,100
            200,000 Federal Mogul Corp. notes 7 7/8s, 2010                                                   21,000
            910,000 Federal Mogul Corp. notes 7 3/4s, 2006                                                  100,100
            280,000 Hayes Lemmerz International, Inc. company guaranty
                    Ser. B, 8 1/4s, 2008                                                                    193,200
            640,000 Hayes Lemmerz International, Inc. 144A company
                    guaranty 11 7/8s, 2006                                                                  649,600
          2,100,000 Hayes Wheels International, Inc. company guaranty
                    Ser. B, 9 1/8s, 2007                                                                  1,470,000
            260,000 Hayes Wheels International, Inc. 144A sr. sub. notes
                    9 1/8s, 2007                                                                            176,800
            720,000 Lear Corp. company guaranty Ser. B, 8.11s, 2009                                         726,898
          1,210,000 Lear Corp. company guaranty Ser. B, 7.96s, 2005                                       1,243,251
            825,000 Lear Corp. sub. notes 9 1/2s, 2006                                                      864,353
            350,000 Lear Corp. Structured Notes 8.46s (Issued by
                    STEERS Credit Linked Trust 2000, acquired
                    5/17/01, cost $350,00) 2006 (RES)                                                       346,500
          1,840,000 Oxford Automotive, Inc. company guaranty
                    Ser. D, 10 1/8s, 2007                                                                 1,067,200
            490,000 Tenneco, Inc. company guaranty 11 5/8s,
                    2009 (Malaysia)                                                                         252,350
                                                                                                      -------------
                                                                                                         12,633,352

Banking (1.1%)
-------------------------------------------------------------------------------------------------------------------
            700,000 Chevy Chase Savings Bank, Inc. sub. deb. 9 1/4s, 2005                                   696,500
            850,000 Colonial Capital II 144A company guaranty
                    8.92s, 2027                                                                             797,900
            110,000 Dime Capital Trust I bank guaranty Ser. A, 9.33s, 2027                                  119,787
          1,500,000 GS Escrow Corp. sr. notes 7 1/8s, 2005                                                1,484,250
          1,040,000 Hanvit Bank 144A sub. notes 11 3/4s, 2010 (Korea)                                     1,097,200
            930,000 Local Financial Corp. sr. notes 11s, 2004                                               930,000
            165,000 North Fork Capital Trust I company guaranty
                    8.7s, 2026                                                                              161,296
            115,000 Peoples Heritage Capital Trust company guaranty
                    Ser. B, 9.06s, 2027                                                                     107,344
            715,000 Provident Capital Trust company guaranty 8.6s, 2026                                     633,654
            410,000 Riggs Capital Trust 144A bonds 8 5/8s, 2026                                             280,305
          2,980,000 Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                       3,233,300
            585,000 Sovereign Capital Trust company guaranty 9s, 2027                                       421,200
            505,000 Webster Capital Trust I 144A bonds 9.36s, 2027                                          441,920
                                                                                                      -------------
                                                                                                         10,404,656

Beverage (0.2%)
-------------------------------------------------------------------------------------------------------------------
            210,000 Constellation Brands, Inc. company guaranty
                    8 1/2s, 2009                                                                            211,575
            980,000 Constellation Brands, Inc. company guaranty,
                    Ser. B, 8s, 2008                                                                        984,900
            290,000 Cott Corp. sr. notes 8 1/2s, 2007 (Canada)                                              288,188
                                                                                                      -------------
                                                                                                          1,484,663

Broadcasting (3.2%)
-------------------------------------------------------------------------------------------------------------------
          1,440,000 Acme Television company guaranty 10 7/8s, 2004                                        1,396,800
            423,000 Allbritton Communications Co. sr. sub. notes Ser. B,
                    8 7/8s, 2008                                                                            424,058
            910,000 AMFM Operating, Inc. deb. 12 5/8s, 2006 (PIK)                                           996,450
          1,090,000 Benedek Communications Corp. sr. disc. notes
                    13 1/4s, 2006                                                                           673,075
            160,000 British Sky Broadcasting PLC company guaranty
                    8.2s, 2009 (United Kingdom)                                                             163,640
          2,190,000 British Sky Broadcasting PLC company guaranty
                    6 7/8s, 2009 (United Kingdom)                                                         2,074,718
            420,000 Central European Media Enterprises, Ltd. sr. notes
                    9 3/8s, 2004 (Bermuda) (In default) (NON)                                                92,400
          2,040,000 Chancellor Media Corp. company guaranty 8s, 2008                                      2,116,500
          3,586,000 Diva Systems Corp. sr. disc. notes stepped-coupon
                    Ser. B, zero % (12 5/8s, 3/1/03), 2008 (STP)                                            511,005
          4,250,000 Echostar Broadband Corp. sr. notes 10 3/8s, 2007                                      4,420,000
          1,990,000 Echostar DBS Corp. sr. notes 9 3/8s, 2009                                             2,029,800
            913,889 Emmis Communications Corp. bank term
                    loan FRN 6.91s (acquired 1/2/01,
                    cost $912,518) 2009 (RES)                                                               915,031
            560,000 Emmis Communications Corp. sr. disc. notes stepped-
                    coupon zero % (12 1/2s, 3/15/06), 2011 (STP)                                            327,600
          1,210,000 Fox Family Worldwide, Inc. sr. disc. notes stepped-
                    coupon zero % (10 1/4s, 11/1/02), 2007 (STP)                                          1,176,725
          1,830,000 Fox Family Worldwide, Inc. sr. notes 9 1/4s, 2007                                     1,976,400
            480,000 Fox/Liberty Networks, LLC sr. notes 8 7/8s, 2007                                        504,000
            130,000 Granite Broadcasting Corp. sr. sub. notes 9 3/8s, 2005                                   85,800
            730,000 Granite Broadcasting Corp. sr. sub. notes 8 7/8s, 2008                                  496,400
             85,000 Knology Holdings, Inc. sr. disc. notes stepped-coupon
                    zero % (11 7/8s, 10/15/02), 2007 (STP)                                                   25,500
          1,740,000 LIN Holdings Corp. sr. disc. notes stepped-coupon
                    zero % (10s, 3/1/03), 2008 (STP)                                                      1,357,200
            170,000 LIN Holdings Corp. 144A sr. disc. notes stepped-
                    coupon zero % (10s, 3/1/03), 2008 (STP)                                                 124,100
            440,000 LIN Television Corp. company guaranty 8 3/8s, 2008                                      418,000
            270,000 News America, Inc. sr. notes 6 5/8s, 2008                                               267,705
             20,000 Pegasus Communications Corp. sr. notes
                    12 1/2s, 2007                                                                            20,200
          1,190,000 Pegasus Satellite sr. notes 12 3/8s, 2006                                             1,118,600
          2,658,731 Quorum Broadcast Holdings, LLC notes stepped-
                    coupon zero % (15s, 5/15/06) (acquired 5/15/01,
                    cost $1,056,491) 2009 (RES) (STP)                                                     1,056,580
            810,000 Radio One, Inc. 144A sr. sub. notes 8 7/8s, 2011                                        814,050
            130,000 RCN Corp. sr. disc. notes stepped-coupon zero %
                    (11 1/8s, 10/15/02), 2007 (STP)                                                          37,700
            670,000 RCN Corp. sr. disc. notes stepped-coupon Ser. B, zero %
                    (9.8s, 2/15/03), 2008 (STP)                                                             175,875
          1,090,000 RCN Corp. sr. notes 10 1/8s, 2010                                                       463,250
            940,000 Sinclair Broadcast Group, Inc. company guaranty
                    9s, 2007                                                                                921,200
             50,000 Sinclair Broadcast Group, Inc. sr. sub. notes 10s, 2005                                  51,250
            640,000 Sinclair Broadcast Group, Inc. sr. sub. notes
                    8 3/4s, 2007                                                                            620,800
            635,000 TV Azteca SA de CV sr. notes 10 1/2s, 2007 (Mexico)                                     571,500
            800,000 XM Satellite Radio Holdings, Inc. sec. notes 14s, 2010                                  500,000
          1,670,000 Young Broadcasting, Inc. 144A sr. sub. notes 10s, 2011                                1,636,600
                                                                                                      -------------
                                                                                                         30,560,512

Building Materials (0.6%)
-------------------------------------------------------------------------------------------------------------------
          2,050,000 American Standard Companies, Inc. company
                    guaranty 7 5/8s, 2010                                                                 2,029,500
            100,000 American Standard Companies, Inc. company
                    guaranty 7 1/8s, 2003                                                                   100,000
            390,000 Atrium Companies, Inc. company guaranty Ser. B,
                    10 1/2s, 2009                                                                           352,950
            450,000 Building Materials Corp. company guaranty 8s, 2008                                      249,750
          1,420,000 Dayton Superior Corp. company guaranty 13s, 2009                                      1,427,100
            570,000 NCI Building Systems, Inc. sr. sub. notes Ser. B,
                    9 1/4s, 2009                                                                            535,800
            500,000 Nortek, Inc. sr. notes Ser. B, 8 7/8s, 2008                                             486,250
            280,000 Nortek, Inc. 144A sr. notes Ser. B, 9 1/8s, 2007                                        273,000
            120,000 Nortek, Inc. 144A sr. sub. notes 9 7/8s, 2011                                           118,500
            950,000 Owens Corning bonds 7 1/2s, 2018 (In default) (NON)                                     262,438
                                                                                                      -------------
                                                                                                          5,835,288

Cable Television (3.5%)
-------------------------------------------------------------------------------------------------------------------
          1,810,000 Adelphia Communications Corp. sr. notes
                    10 7/8s, 2010                                                                         1,810,000
          1,040,000 Adelphia Communications Corp. sr. notes
                    10 1/4s, 2011                                                                         1,019,200
          2,010,000 Adelphia Communications Corp. sr. notes
                    Ser. B, 9 7/8s, 2007                                                                  1,949,700
            530,000 Adelphia Communications Corp. sr. notes
                    Ser. B, 8 3/8s, 2008                                                                    487,600
            300,000 Adelphia Communications Corp. sr. notes
                    7 7/8s, 2009                                                                            260,250
          1,450,000 Adelphia Communications Corp. sr. notes
                    Ser. B, 7 3/4s, 2009                                                                  1,254,250
            860,000 Century Communications Corp. sr. notes
                    8 7/8s, 2007                                                                            791,200
            180,000 Charter Communications Holdings, LLC sr. disc.
                    notes stepped-coupon zero % (13 1/2s, 12/1/06),
                    2011 (STP)                                                                              111,150
          2,200,000 Charter Communications Holdings, LLC sr. notes
                    11 1/8s, 2011                                                                         2,332,000
            240,000 Charter Communications Holdings, LLC sr. notes
                    10 3/4s, 2009                                                                           249,600
            680,000 Charter Communications Holdings, LLC sr. notes
                    10s, 2009                                                                               686,800
          3,660,000 Charter Communications Holdings, LLC sr. notes
                    8 5/8s, 2009                                                                          3,495,300
            440,000 Charter Communications Holdings, LLC sr. notes
                    8 1/4s, 2007                                                                            414,700
          1,860,000 Charter Communications Holdings, LLC 144A sr.
                    disc. notes stepped-coupon zero %
                    (11 3/4s, 5/15/06), 2011 (STP)                                                        1,083,450
          2,335,000 Comcast UK Cable, Ltd. deb. 11.2s, 2007 (Bermuda)                                     1,634,500
            290,000 CSC Holdings, Inc. deb. 7 5/8s, 2018                                                    274,349
            280,000 CSC Holdings, Inc. sr. sub. deb. 10 1/2s, 2016                                          299,600
          2,015,000 CSC Holdings, Inc. sr. sub. deb. 9 7/8s, 2013                                         2,130,863
          2,565,000 Diamond Cable Communication PLC sr. disc. notes
                    stepped-coupon zero % (10 3/4s, 2/15/02), 2007
                    (United Kingdom) (STP)                                                                1,487,700
            160,000 Insight Communications Company, Inc. 144A sr. disc.
                    notes stepped-coupon zero % (12 1/4s, 12/15/06),
                    2011 (STP)                                                                               94,400
          2,040,000 Insight Midwest LP/Insight Capital, Inc. 144A sr. notes
                    10 1/2s, 2010                                                                         2,187,900
          1,169,000 International Cabletel, Inc. sr. disc. notes 11 1/2s, 2006                              765,695
            300,000 Mediacom LLC/Mediacom Capital Corp. 144A sr.
                    notes 9 1/2s, 2013                                                                      298,500
          1,510,000 NTL Communications Corp. sr. notes Ser. B,
                    11 7/8s, 2010                                                                           981,500
            550,000 NTL Communications Corp. sr. notes stepped-coupon
                    Ser. B, zero % (12 3/8s, 10/1/03), 2008 (STP)                                           247,500
          1,520,000 NTL, Inc. sr. notes Ser. A, 12 3/4s, 2005                                             1,003,200
            250,000 ONO Finance PLC sr. notes 13s, 2009
                    (United Kingdom)                                                                        175,000
            560,000 ONO Finance PLC 144A sr. notes 14s, 2011
                    (United Kingdom)                                                                        386,400
            200,000 Rogers Cablesystems, Ltd. deb. 10 1/8s, 2012 (Canada)                                   211,000
            170,000 Rogers Cablesystems, Ltd. notes 11s, 2015 (Canada)                                      187,850
            780,000 Rogers Cablesystems, Ltd. sr. notes Ser. B, 10s,
                    2005 (Canada)                                                                           835,575
            930,000 Supercanal Holdings SA 144A sr. notes 11 1/2s,
                    2005 (Argentina) (In default) (NON)                                                     139,500
          1,050,000 TeleWest Communications PLC deb. 11s, 2007
                    (United Kingdom)                                                                        840,000
            300,000 TeleWest Communications PLC deb. 9 5/8s, 2006
                    (United Kingdom)                                                                        231,000
            360,000 TeleWest Communications PLC Structured Notes
                    10 7/8s (Issued by DLJ International Capital) 2005
                    (Cayman Islands)                                                                        285,012
          2,910,000 United Pan-Europe NV sr. disc. notes 12 1/2s, 2009
                    (Netherlands)                                                                           538,350
          3,760,000 United Pan-Europe NV sr. disc. notes stepped-coupon
                    zero % (13 3/4s, 2/1/05), 2010 (Netherlands) (STP)                                      695,600
            350,000 United Pan-Europe NV sr. disc. notes stepped-coupon
                    zero % (12 1/2s, 8/1/04), 2009 (Netherlands) (STP)                                       64,750
            260,000 United Pan-Europe NV sr. notes Ser. B, 10 7/8s, 2007
                    (Netherlands)                                                                           109,200
          1,180,000 United Pan-Europe NV 144A bonds 10 7/8s, 2009
                    (Netherlands)                                                                           495,600
                                                                                                      -------------
                                                                                                         32,545,744

Chemicals (2.3%)
-------------------------------------------------------------------------------------------------------------------
            420,000 Airgas, Inc. 144A sr. sub. notes 9 1/8s, 2011                                           430,500
          1,220,000 Applied Extrusion Technologies, Inc. 144A sr. notes
                    10 3/4s, 2011                                                                         1,268,800
          2,490,000 ARCO Chemical Co. deb. 9.8s, 2020                                                     2,377,950
            370,000 Avecia Group PLC company guaranty 11s, 2009
                    (United Kingdom)                                                                        375,550
            630,000 Geo Specialty Chemicals, Inc. sr. sub. notes
                    10 1/8s, 2008                                                                           592,200
            240,000 Georgia Gulf Corp. company guaranty
                    10 3/8s, 2007                                                                           250,800
          2,180,000 Hercules, Inc. 144A company guaranty
                    11 1/8s, 2007                                                                         2,180,000
          2,835,000 Huntsman ICI Chemicals, Inc. company guaranty
                    10 1/8s, 2009                                                                         2,707,425
            500,000 IMC Global, Inc. 144A sr. notes 11 1/4s, 2011                                           500,025
          1,130,000 IMC Global, Inc. 144A sr. notes 10 7/8s, 2008                                         1,134,068
          2,070,000 ISP Chemco, Inc. 144A sr. sub. notes 10 1/4s, 2011                                    2,070,000
            280,000 ISP Holdings, Inc. sr. notes Ser. B, 9s, 2003                                           271,600
          1,830,000 Lyondell Petrochemical Co. notes Ser. A, 9 5/8s, 2007                                 1,839,150
            195,000 Lyondell Petrochemical Co. sec. notes Ser. B,
                    9 7/8s, 2007                                                                            195,975
            310,000 Messer Griesheim Holdings AG sr. notes
                    10 3/8s, 2011 (Germany)                                                                 273,086
            650,000 Millenium America, Inc. 144A sr. notes 9 1/4s, 2008                                     659,750
            510,000 Noveon, Inc. company guaranty Ser. B, 11s, 2011                                         525,300
            290,000 PCI Chemicals & Pharmaceuticals company guaranty
                    9 1/4s, 2007 (Canada) (In default) (NON)                                                139,200
          2,345,000 Pioneer Americas Acquisition company guaranty
                    9 1/4s, 2007 (In default) (NON)                                                         750,400
            820,000 Polymer Group, Inc. company guaranty Ser. B, 9s, 2007                                   352,600
            710,000 Polymer Group, Inc. company guaranty Ser. B,
                    8 3/4s, 2008                                                                            298,200
          1,210,000 Royster-Clark, Inc. 1st mtge. 10 1/4s, 2009                                             786,500
          1,085,000 Sterling Chemicals Holdings sr. disc. notes stepped-
                    coupon zero % (13 1/2s, 8/15/01), 2008
                    (In default) (NON) (STP)                                                                 52,894
          1,400,000 Sterling Chemicals, Inc. company guaranty Ser. B,
                    12 3/8s, 2006 (In default) (NON)                                                      1,144,500
            280,000 Texas Petrochemical Corp. sr. sub. notes Ser. B,
                    11 1/8s, 2006                                                                           246,400
                                                                                                      -------------
                                                                                                         21,422,873

Commercial and Consumer Services (0.3%)
-------------------------------------------------------------------------------------------------------------------
          2,150,000 Coinmach Corp. sr. notes Ser. D, 11 3/4s, 2005                                        2,214,500
            260,000 Travel Centers of America notes 12 3/4s, 2009                                           265,200
                                                                                                      -------------
                                                                                                          2,479,700

Communications Equipment (--%)
-------------------------------------------------------------------------------------------------------------------
            420,000 Telex Communications, Inc. company guaranty
                    10 1/2s, 2007                                                                           117,600

Components (--%)
-------------------------------------------------------------------------------------------------------------------
            210,000 Seagate Technology, Inc. 144A company guaranty
                    12 1/2s, 2007 (Cayman Islands)                                                          207,113

Construction (0.2%)
-------------------------------------------------------------------------------------------------------------------
          2,570,000 Better Minerals & Aggregates Co. company
                    guaranty 13s, 2009                                                                    2,158,800
          1,250,000 Morrison Knudsen Corp. 144A sr. notes 11s,
                    2010 (In default) (NON)                                                                 125,000
                                                                                                      -------------
                                                                                                          2,283,800

Consumer (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,020,000 Derby Cycle Corp. (The) sr. notes 10s, 2008                                             357,000
          2,620,000 Derby Cycle Corp. (The) sr. notes 9 3/8s, 2008                                          433,591
          1,600,000 Jostens, Inc. sr. sub. notes 12 3/4s, 2010                                            1,658,000
          2,520,000 Samsonite Corp. sr. sub. notes 10 3/4s, 2008                                          2,066,400
          1,000,000 Sealy Mattress Co. company guaranty stepped-coupon
                    Ser. B, zero % (10 7/8s, 12/15/02), 2007 (STP)                                          830,000
            450,000 Sealy Mattress Co. sr. sub. notes Ser. B, 9 7/8s, 2007                                  445,500
                                                                                                      -------------
                                                                                                          5,790,491

Consumer Finance (0.3%)
-------------------------------------------------------------------------------------------------------------------
            135,000 Aames Financial Corp. sr. notes 9 1/8s, 2003                                             85,725
            810,000 Conseco Finance Trust III, Inc. bonds 8.796s, 2027                                      546,750
            980,000 Conseco Financial Corp. sr. sub. notes 10 1/4s, 2002                                    970,200
          1,885,000 Delta Financial Corp. company guaranty 9 1/2s, 2004                                     659,750
            550,000 Nationwide Credit, Inc. sr. notes Ser. A, 10 1/4s, 2008                                 165,000
            910,000 Outsourcing Solutions, Inc. sr. sub. notes Ser. B,
                    11s, 2006                                                                               759,850
                                                                                                      -------------
                                                                                                          3,187,275

Consumer Goods (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,290,000 Albecca, Inc. company guaranty 10 3/4s, 2008                                          1,285,163
            100,000 Chattem, Inc. company guaranty Ser. B, 8 7/8s, 2008                                      91,000
            690,000 Elizabeth Arden, Inc. sec. notes Ser. B, 11 3/4s, 2011                                  733,125
            320,000 French Fragrances, Inc. company guaranty Ser. D,
                    10 3/8s, 2007                                                                           317,600
          1,120,000 Home Interiors & Gifts, Inc. company guaranty
                    10 1/8s, 2008                                                                           616,000
            840,000 Leiner Health Products sr. sub. notes 9 5/8s, 2007
                    (In default) (NON)                                                                       67,200
            760,000 Playtex Products, Inc. 144A company guaranty
                    9 3/8s, 2011                                                                            775,200
            180,000 Revlon Consumer Products sr. notes 9s, 2006                                             136,800
          1,130,000 Revlon Consumer Products sr. sub. notes
                    8 5/8s, 2008                                                                            542,400
            670,000 Scotts Co. (The) company guaranty 8 5/8s, 2009                                          678,375
                                                                                                      -------------
                                                                                                          5,242,863

Consumer Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
            400,000 United Rentals (North America), Inc. 144A company
                    guaranty 10 3/4s, 2008                                                                  424,000

Consumer Staples (--%)
-------------------------------------------------------------------------------------------------------------------
            790,000 Doskocil Manufacturing Co. sr. sub. notes 10 1/8s,
                    2007 (In default) (NON)                                                                  94,800

Containers (0.7%)
-------------------------------------------------------------------------------------------------------------------
          1,238,000 AEP Industries, Inc. sr. sub. notes 9 7/8s, 2007                                      1,200,860
            570,000 Huntsman Packaging Corp. company guaranty
                    13s, 2010                                                                               478,800
          1,410,000 Owens-Illinois, Inc. deb. 7.8s, 2018                                                  1,050,450
            880,000 Owens-Illinois, Inc. sr. notes 8.1s, 2007                                               743,600
            670,000 Owens-Illinois, Inc. sr. notes 7.15s, 2005                                              579,550
            650,000 Radnor Holdings, Inc. sr. notes 10s, 2003                                               520,000
          1,890,000 Tekni-Plex, Inc. company guaranty Ser. B,
                    12 3/4s, 2010                                                                         1,653,750
            630,000 U.S. Can Corp. company guaranty Ser. B,
                    12 3/8s, 2010                                                                           623,700
                                                                                                      -------------
                                                                                                          6,850,710

Electric Utilities (1.1%)
-------------------------------------------------------------------------------------------------------------------
            670,000 AES Corp. (The) notes 8 3/4s, 2008                                                      656,600
          1,850,000 AES Corp. (The) sr. notes 8 7/8s, 2011                                                1,803,750
            740,000 CMS Energy Corp. sr. notes 8.9s, 2008                                                   759,108
          1,620,000 CMS Energy Corp. sr. notes Ser. B, 6 3/4s, 2004                                       1,567,350
            480,000 Edison International notes 6 7/8s, 2004                                                 396,000
            775,916 Luannan Energy Co. sec. notes 12 1/2s, 2002
                    (Cayman Islands)                                                                        387,958
             33,138 Luannan Energy Co. 144A sec. notes 12 1/2s, 2002
                    (Cayman Islands) (PIK)                                                                   16,569
          1,010,000 Mission Energy Holding 144A sec. notes 13 1/2s, 2008                                  1,015,050
            806,672 Northeast Utilities notes Ser. A, 8.58s, 2006                                           843,932
            208,267 Northeast Utilities notes Ser. B, 8.38s, 2005                                           218,430
            500,000 Pacific Gas & Electric Co. 144A sr. notes 7 3/8s, 2005                                  410,000
          1,270,000 Southern California Edison Co. notes 8.95s, 2003                                      1,041,400
            130,000 Southern California Edison Co. notes 6 3/8s, 2006                                       101,400
            987,500 TNP Enterprises, Inc. bank term loan FRN 6.994s
                    (acquired 4/4/00, cost $986,513) 2005 (RES)                                             989,352
                                                                                                      -------------
                                                                                                         10,206,899

Energy (0.5%)
-------------------------------------------------------------------------------------------------------------------
            770,000 BRL Universal Equipment sec. notes 8 7/8s, 2008                                         770,000
            560,000 Grant Prideco, Inc. company guaranty Ser. B,
                    9 5/8s, 2007                                                                            557,200
            350,000 Key Energy Services, Inc. 144A sr. notes 8 3/8s, 2008                                   351,498
            420,000 Lone Star Technologies, Inc. 144A sr. sub. notes
                    9s, 2011                                                                                403,200
          1,830,000 Parker Drilling Corp. company guaranty Ser. D,
                    9 3/4s, 2006                                                                          1,830,000
          1,110,000 Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                                 1,148,850
                                                                                                      -------------
                                                                                                          5,060,748

Entertainment (0.9%)
-------------------------------------------------------------------------------------------------------------------
            280,000 AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2011                                     253,400
          1,805,000 Cinemark USA, Inc. sr. sub. notes Ser. B, 8 1/2s, 2008                                1,480,100
            390,000 Premier Parks, Inc. sr. notes 9 3/4s, 2007                                              399,750
          2,300,000 Premier Parks, Inc. sr. notes 9 1/4s, 2006                                            2,323,000
          1,004,285 Regal Cinemas, Inc. bank term loan FRN 7 3/4s
                    (acquired 3/1/01, cost $874,337) 2006 (RES)                                             978,461
            787,090 Regal Cinemas, Inc. bank term loan FRN Ser. B, 9.22s
                    (acquired various dates from 3/1/01 through
                    3/26/01, cost $874,337) 2006 (RES)                                                      766,851
            301,593 Regal Cinemas, Inc. bank term loan FRN Ser. C, 8 1/4s
                    (acquired various dates from 3/1/01 through 3/26/01,
                    cost $265,043) 2006 (RES)                                                               293,837
              1,000 Regal Cinemas, Inc. sr. sub. notes 9 1/2s, 2008
                    (In default) (NON)                                                                          180
          1,120,000 Silver Cinemas, Inc. sr. sub. notes 10 1/2s, 2005
                    (In default) (NON)                                                                          112
          1,240,000 Six Flags Corp. sr. notes 8 7/8s, 2006                                                1,264,800
            420,000 Six Flags, Inc. 144A sr. notes 9 1/2s, 2009                                             424,200
            859,000 United Artists Theatre sr. sub. notes Ser. B, 10.415s,
                    2007 (In default) (NON)                                                                  34,360
          2,459,000 United Artists Theatre sr. sub. notes Ser. B,
                    9 3/4s, 2008 (In default) (NON)                                                          24,590
                                                                                                      -------------
                                                                                                          8,243,641

Financial (1.2%)
-------------------------------------------------------------------------------------------------------------------
          1,915,000 Advanta Corp. 144A company guaranty Ser. B,
                    8.99s, 2026                                                                           1,328,531
          1,005,000 AMRESCO, Inc. sr. sub. notes Ser. 97-A, 10s, 2004
                    (In default) (NON)                                                                      407,025
            150,000 Comdisco, Inc. notes 7 1/4s, 2001 (In default) (NON)                                    122,625
            180,000 Comdisco, Inc. notes 5.95s, 2002 (In default) (NON)                                     144,900
            530,000 Conseco, Inc. sr. notes 10 3/4s, 2008                                                   518,075
            460,000 Finova Capital Corp. notes 7 1/4s, 2004 (In default) (NON)                              443,900
            350,000 Finova Capital Corp. notes 6 1/4s, 2002 (In default) (NON)                              336,000
             80,000 Finova Capital Corp. notes 6 1/8s, 2004 (In default) (NON)                               76,800
          1,940,000 Finova Capital Corp. sr. notes 7 5/8s, 2009
                    (In default) (NON)                                                                    1,862,400
          2,740,000 Freddie Mac sr. unsub. notes 5 1/4s, 2006                                             2,407,554
            540,000 Imperial Credit Industries, Inc. sec. notes 12s, 2005                                   378,000
            510,000 Ocwen Capital Trust I company guaranty
                    10 7/8s, 2027                                                                           402,900
            545,000 Ocwen Federal Bank sub. deb. 12s, 2005                                                  523,200
            440,000 Ocwen Financial Corp. notes 11 7/8s, 2003                                               420,200
          1,030,000 Resource America, Inc. 144A sr. notes 12s, 2004                                         988,800
            880,000 Superior Financial 144A sr. notes 8.65s, 2003                                           892,508
            470,000 Willis Corroon Corp. 144A company guaranty
                    9s, 2009                                                                                479,400
                                                                                                      -------------
                                                                                                         11,732,818

Food (0.7%)
-------------------------------------------------------------------------------------------------------------------
            970,000 Archibald Candy Corp. company guaranty
                    10 1/4s, 2004                                                                           630,500
            420,000 Aurora Foods, Inc. sr. sub. notes Ser. B, 9 7/8s, 2007                                  373,800
            965,000 Aurora Foods, Inc. 144A sr. sub. notes Ser. D,
                    9 7/8s, 2007                                                                            858,850
            540,000 Chiquita Brands International, Inc. sr. notes
                    10 1/4s, 2006 (In default) (NON)                                                        372,600
            920,000 Del Monte Corp. 144A sr. sub. notes 9 1/4s, 2011                                        947,600
          1,150,000 Doane Pet Care Co. sr. sub. deb. 9 3/4s, 2007                                           874,000
            560,000 Eagle Family Foods company guaranty Ser. B,
                    8 3/4s, 2008                                                                            333,200
            900,000 Premier International Foods PLC sr. notes 12s, 2009
                    (United Kingdom)                                                                        936,000
          1,570,000 RAB Enterprises, Inc. company guaranty 10 1/2s, 2005                                  1,036,200
          1,220,000 Vlasic Foods Intl., Inc. sr. sub. notes Ser. B, 10 1/4s,
                    2009 (In default) (NON)                                                                 353,800
                                                                                                      -------------
                                                                                                          6,716,550

Gaming & Lottery (3.4%)
-------------------------------------------------------------------------------------------------------------------
            650,000 Aladdin Gaming Holdings, LLC sr. disc. notes stepped-
                    coupon Ser. B, zero % (13 1/2s, 3/1/03), 2010 (STP)                                     130,000
            500,000 Ameristar Casinos, Inc. company guaranty
                    10 3/4s, 2009                                                                           523,750
            900,000 Argosy Gaming Co. company guaranty 10 3/4s, 2009                                        972,000
            540,000 Argosy Gaming Co. sr. sub. notes 9s, 2011                                               546,750
            236,923 Autotote Corp. bank term loan FRN Ser. A, 7.313s
                    (acquired 6/6/01, cost $228,523) 2007 (RES)                                             229,815
          2,212,926 Autotote Corp. bank term loan FRN 8.183s
                    (acquired various dates from 10/13/00 to 5/30/01,
                    cost $2,207,394) 2007 (RES)                                                           2,179,732
          1,874,388 Fitzgeralds Gaming Corp. company guaranty Ser. B,
                    12 1/4s, 2004 (In default) (NON)                                                      1,124,633
            480,000 Harrah's Entertainment, Inc. company guaranty
                    7 1/2s, 2009                                                                            484,344
            800,000 Harrah's Operating Co., Inc. company guaranty
                    8s, 2011                                                                                834,813
          1,220,000 Hollywood Casino Corp. company guaranty
                    11 1/4s, 2007                                                                         1,287,100
            840,000 Hollywood Park, Inc. company guaranty Ser. B,
                    9 1/4s, 2007                                                                            722,400
          1,030,000 Horseshoe Gaming Holdings company guaranty
                    8 5/8s, 2009                                                                          1,035,150
          1,010,000 International Game Technology sr. notes
                    8 3/8s, 2009                                                                          1,045,350
          2,300,000 International Game Technology sr. notes 7 7/8s, 2004                                  2,346,000
            540,000 Isle of Capri Black Hawk, LLC 1st mtge. Ser. B,
                    13s, 2004                                                                               588,600
            570,000 Isle of Capri Black Hawk, LLC company guaranty
                    8 3/4s, 2009                                                                            521,550
          1,270,000 Mandalay Resort Group sr. sub. notes Ser. B,
                    10 1/4s, 2007                                                                         1,339,850
          1,740,000 MGM Mirage company guaranty 8 1/2s, 2010                                              1,854,492
          1,100,000 MGM Mirage company guaranty 8 3/8s, 2011                                              1,119,250
            650,000 Mohegan Tribal Gaming sr. notes 8 1/8s, 2006                                            659,750
            910,000 Mohegan Tribal Gaming sr. sub. notes 8 3/4s, 2009                                       937,300
            130,000 Park Place Entertainment Corp. sr. sub. notes
                    9 3/8s, 2007                                                                            137,800
          1,670,000 Park Place Entertainment Corp. sr. sub. notes
                    8 7/8s, 2008                                                                          1,732,625
            820,000 Penn National Gaming, Inc. company guaranty,
                    Ser. B, 11 1/8s, 2008                                                                   854,850
            720,000 Station Casinos, Inc. sr. notes 8 3/8s, 2008                                            720,000
            410,000 Station Casinos, Inc. sr. sub. notes 9 7/8s, 2010                                       418,200
            500,000 Station Casinos, Inc. 144A sr. notes 8 3/8s, 2008                                       500,000
          1,720,000 Trump A.C. 1st mtge. 11 1/4s, 2006                                                    1,247,000
          1,810,000 Trump Castle Funding, Inc. sr. sub. notes 11 3/4s, 2003                               1,520,400
          3,200,000 Trump Castle Funding, Inc. sub. notes 10 1/4s, 2003                                   3,240,000
          1,000,000 Venetian Casino, Inc. company guaranty 12 1/4s, 2004                                  1,060,000
                                                                                                      -------------
                                                                                                         31,913,504

Health Care (1.7%)
-------------------------------------------------------------------------------------------------------------------
            510,000 Beverly Enterprises, Inc. 144A sr. notes 9 5/8s, 2009                                   532,950
          1,010,000 DaVita, Inc. company guaranty Ser. B, 9 1/4s, 2011                                    1,045,350
            170,000 Genesis Health Ventures, Inc. bank term loan FRN
                    6.751s (acquired 6/8/01, cost $117,513) 2004 (RES)                                      126,650
          1,060,000 HCA, Inc. deb. 7.19s, 2015                                                              989,775
            750,000 HCA, Inc. med. term notes 7.69s, 2025                                                   682,500
          1,590,000 HCA, Inc. med. term notes 6.63s, 2045                                                 1,598,634
            520,000 HCA, Inc. notes 8 3/4s, 2010                                                            559,000
            350,000 HCA, Inc. notes 8.36s, 2024                                                             339,500
          1,530,000 HCA, Inc. notes 7s, 2007                                                              1,491,750
            500,000 Healthsouth Corp. sr. sub. notes 10 3/4s, 2008                                          550,000
          1,260,000 Integrated Health Services, Inc. sr. sub. notes Ser. A,
                    9 1/2s, 2007 (In default) (NON)                                                           6,300
            620,000 Integrated Health Services, Inc. sr. sub. notes Ser. A,
                    9 1/4s, 2008 (In default) (NON)                                                           3,100
            940,000 Lifepoint Hospital Holdings company guaranty
                    Ser. B, 10 3/4s, 2009                                                                 1,052,800
          2,500,000 Mariner Post-Acute Network, Inc. sr. sub. notes
                    Ser. B, 9 1/2s, 2007 (In default) (NON)                                                  17,475
            510,000 Mariner Post-Acute Network, Inc. sr. sub. notes
                    stepped-coupon Ser. B, zero % (10 1/2s, 11/1/02),
                    2007 (In default) (NON) (STP)                                                             3,565
            110,000 Multicare Cos., Inc. bank term loan FRN Ser. B, 9s
                    (acquired 6/8/01, cost $76,289) 2004 (RES)                                               84,700
          2,690,000 Multicare Cos., Inc. sr. sub. notes 9s, 2007
                    (In default) (NON)                                                                      107,600
          1,330,000 Paracelsus Healthcare sr. sub. notes 10s, 2006
                    (In default) (NON)                                                                      425,600
          1,503,000 Tenet Healthcare Corp. sr. notes Ser. B, 8 1/8s, 2008                                 1,585,665
            880,000 Tenet Healthcare Corp. sr. notes Ser. B, 7 5/8s, 2008                                   924,000
          2,390,000 Triad Hospitals Holdings company guaranty
                    Ser. B, 11s, 2009                                                                     2,605,100
            140,000 Triad Hospitals, Inc. 144A sr. notes 8 3/4s, 2009                                       144,725
            780,000 Vanguard Health Systems, Inc. 144A sr. sub. notes
                    9 3/4s, 2011                                                                            795,600
                                                                                                      -------------
                                                                                                         15,672,339

Homebuilding (1.0%)
-------------------------------------------------------------------------------------------------------------------
            760,000 Beazer Homes USA, Inc. company guaranty
                    8 5/8s, 2011                                                                            771,400
          1,030,000 D.R. Horton, Inc. company guaranty 8s, 2009                                           1,024,850
            370,000 Del Webb Corp. sr. sub. deb. 10 1/4s, 2010                                              381,100
            550,000 Del Webb Corp. sr. sub. deb. 9 3/8s, 2009                                               544,500
            410,000 Del Webb Corp. sr. sub. debs 9 3/4s, 2008                                               407,950
            920,000 K. Hovnanian Enterprises, Inc. company guaranty
                    10 1/2s, 2007                                                                           956,800
          1,270,000 KB Home sr. sub. notes 9 1/2s, 2011                                                   1,301,750
            330,000 Lennar Corp. company guaranty Ser. B, 9.95s, 2010                                       358,050
            720,000 Lennar Corp. sr. notes 7 5/8s, 2009                                                     698,400
            120,000 M.D.C. Holdings, Inc. sr. notes 8 3/8s, 2008                                            120,600
            920,000 Ryland Group, Inc. sr. notes 9 3/4s, 2010                                               970,600
            180,000 Ryland Group, Inc. sr. sub. notes 8 1/4s, 2008                                          174,600
            880,000 Standard Pacific Corp. sr. notes 9 1/2s, 2010                                           897,600
            680,000 Toll Corp. company guaranty 8 1/8s, 2009                                                666,400
                                                                                                      -------------
                                                                                                          9,274,600

Lodging/Tourism (1.2%)
-------------------------------------------------------------------------------------------------------------------
          1,780,901 Blackstone Hotel Acquisition Co. jr. mtge. loan
                    FRN 9.794s, 2003                                                                      2,427,719
            130,000 Felcor Lodging company guaranty 9 1/2s, 2008                                            134,264
          1,120,000 Felcor Lodging 144A sr. notes 8 1/2s, 2011                                            1,080,800
          5,340,000 HMH Properties, Inc. company guaranty Ser. B,
                    7 7/8s, 2008                                                                          5,113,050
            920,000 ITT Corp. notes 6 3/4s, 2005                                                            912,300
            200,000 John Q. Hammons Hotels, Inc. 1st mtge. 8 7/8s, 2004                                     197,000
          1,250,000 Meristar Hospitality Corp. 144A sr. notes 9 1/8s, 2011                                1,262,500
            260,000 Meristar Hospitality Corp. 144A sr. notes 9s, 2008                                      262,600
                                                                                                      -------------
                                                                                                         11,390,233

Machinery (0.1%)
-------------------------------------------------------------------------------------------------------------------
            540,000 Briggs & Stratton 144A sr. notes 8 7/8s, 2011                                           557,064
             30,000 Terex Corp. company guaranty 8 7/8s, 2008                                                28,800
            460,000 Terex Corp. company guaranty Ser. B, 10 3/8s, 2011                                      466,900
            370,000 Terex Corp. company guaranty Ser. D, 8 7/8s, 2008                                       355,200
                                                                                                      -------------
                                                                                                          1,407,964

Manufacturing (0.7%)
-------------------------------------------------------------------------------------------------------------------
          2,590,000 Blount, Inc. company guaranty 13s, 2009                                               1,502,200
          1,860,000 Flowserve Corp. company guaranty 12 1/4s, 2010                                        1,971,600
            650,000 Insilco Holding Co. sr. disc. notes stepped-coupon
                    zero % (14s, 8/15/03), 2008 (STP)                                                       195,000
          2,160,000 Motors and Gears, Inc. sr. notes Ser. D, 10 3/4s, 2006                                2,154,600
            930,000 Roller Bearing Co. company guaranty Ser. B,
                    9 5/8s, 2007                                                                            857,925
                                                                                                      -------------
                                                                                                          6,681,325

Media (0.1%)
-------------------------------------------------------------------------------------------------------------------
            790,000 Quebecor Media, Inc. 144A sr. disc. notes stepped-
                    coupon zero % (13 3/4s, 7/15/06), 2011
                    (Canada) (STP)                                                                          460,175
            790,000 Quebecor Media, Inc. 144A sr. notes 11 1/8s,
                    2011 (Canada)                                                                           831,475
                                                                                                      -------------
                                                                                                          1,291,650

Medical Services (0.6%)
-------------------------------------------------------------------------------------------------------------------
            170,000 Loewen Group International, Inc. company guaranty
                    Ser. 6, 7.2s, 2003 (In default) (NON)                                                    82,450
            160,000 Loewen Group International, Inc. 144A company
                    guaranty Ser. 4, 8 1/4s, 2003 (In default) (NON)                                         90,400
            170,000 Loewen Group International, Inc. company guaranty
                    Ser. 7, 7.6s, 2008 (In default) (NON)                                                    82,450
            280,000 Loewen Group, Inc. company guaranty Ser. 5, 6.1s, 2002
                    (Canada) (In default) (NON)                                                             112,682
          1,330,000 Magellan Health Services, Inc. sr. sub. notes 9s, 2008                                1,263,500
            780,000 Magellan Health Services, Inc. 144A sr. notes
                    9 3/8s, 2007                                                                            797,550
          1,070,000 Mediq, Inc. company guaranty 11s, 2008 (In default) (NON)                                10,700
            940,000 Mediq, Inc. deb. stepped-coupon zero % (13s, 6/1/03),
                    2009 (In default) (NON) (STP)                                                                94
            800,000 Omnicare, Inc. 144A sr. sub. notes 8 1/8s, 2011                                         812,000
            190,000 Service Corp. International debs. 7 7/8s, 2013                                          149,150
            120,000 Service Corp. International notes 7.7s, 2009                                            100,500
          1,130,000 Service Corp. International notes 6s, 2005                                              943,550
          1,010,000 Stewart Enterprises, Inc. 144A sr. sub. notes
                    10 3/4s, 2008                                                                         1,055,450
          1,345,000 Sun Healthcare Group, Inc. sr. sub. notes Ser. B,
                    9 1/2s, 2007 (In default) (NON)                                                             135
          1,080,000 Sun Healthcare Group, Inc. 144A sr. sub. notes
                    9 3/8s, 2008 (In default) (NON)                                                             108
                                                                                                      -------------
                                                                                                          5,500,719

Medical Technology (0.4%)
-------------------------------------------------------------------------------------------------------------------
            930,000 ALARIS Medical Systems, Inc. company guaranty
                    9 3/4s, 2006                                                                            697,500
            430,000 Alaris Medical, Inc. sr. disc. notes stepped-coupon
                    zero % (11 1/8s, 8/1/03), 2008 (STP)                                                    159,100
            510,000 Bio-Rad Labs Corp. sr. sub. notes 11 5/8s, 2007                                         561,000
          1,270,000 Conmed Corp. company guaranty 9s, 2008                                                1,260,475
            670,000 Hanger Orthopedic Group, Inc. sr. sub. notes
                    11 1/4s, 2009                                                                           348,400
          1,015,000 Kinetic Concepts, Inc. company guaranty Ser. B,
                    9 5/8s, 2007                                                                            974,400
                                                                                                      -------------
                                                                                                          4,000,875

Metals (0.7%)
-------------------------------------------------------------------------------------------------------------------
          1,550,000 AK Steel Corp. company guaranty 7 7/8s, 2009                                          1,517,063
            340,000 AK Steel Corp. sr. notes 9 1/8s, 2006                                                   350,200
            510,450 Anker Coal Group, Inc. company guaranty Ser. B,
                    14 1/4s, 2007 (PIK)                                                                     245,016
            740,000 Centaur Mining & Exploration company guaranty
                    11s, 2007 (Australia)                                                                    74,000
            360,000 Doe Run Resources Corp. company guaranty Ser. B,
                    11 1/4s, 2005                                                                           138,600
            180,000 Doe Run Resources Corp. company guaranty
                    Ser. B, 11 1/4s, 2005                                                                    84,600
            420,000 Doe Run Resources Corp. company guaranty
                    FRN Ser. B, 11.181s, 2003                                                               161,700
             40,000 Kaiser Aluminum & Chemical Corp. sr. notes
                    9 7/8s, 2002                                                                             39,200
             80,000 Kaiser Aluminum & Chemical Corp. sr. notes Ser. B,
                    10 7/8s, 2006                                                                            76,000
          2,360,000 Kaiser Aluminum & Chemical Corp. sr. sub. notes
                    12 3/4s, 2003                                                                         1,958,800
          1,680,000 LTV Corp. company guaranty 11 3/4s, 2009
                    (In default) (NON)                                                                       92,400
            600,000 National Steel Corp. 1st mtge. Ser. D, 9 7/8s, 2009                                     192,000
            406,000 Oregon Steel Mills 1st mtge. 11s, 2003                                                  379,610
            484,000 P & L Coal Holdings Corp. company guaranty
                    Ser. B, 9 5/8s, 2008                                                                    508,200
          1,280,000 WCI Steel, Inc. sr. notes Ser. B, 10s, 2004                                             908,800
            100,000 Weirton Steel Co. 144A sr. notes 10 3/4s, 2005                                           29,000
          1,290,000 Wheeling-Pittsburgh Steel Corp. sr. notes 9 1/4s,
                    2007 (In default) (NON)                                                                  38,700
            570,000 WHX Corp. sr. notes 10 1/2s, 2005                                                       253,650
                                                                                                      -------------
                                                                                                          7,047,539

Oil & Gas (2.3%)
-------------------------------------------------------------------------------------------------------------------
            570,000 Belco Oil & Gas Corp. sr. sub. notes Ser. B,
                    8 7/8s, 2007                                                                            582,825
          2,480,000 Chesapeake Energy Corp. 144A 8 1/8s, 2011                                             2,380,800
          1,800,000 Coda Energy, Inc. company guaranty Ser. B,
                    10 1/2s, 2006                                                                         1,845,000
            590,000 El Paso Energy Partners L.P. 144A company
                    guaranty 8 1/2s, 2011                                                                   590,000
            400,000 Forest Oil Corp. company guaranty 10 1/2s, 2006                                         421,000
            530,000 Forest Oil Corp. 144A sr. notes 8s, 2008                                                524,700
             80,000 Giant Industries Corp. company guaranty 9s, 2007                                         76,000
            150,000 Gulf Canada Resources, Ltd. sr. sub. notes 9 5/8s,
                    2005 (Canada)                                                                           152,849
          1,120,000 HS Resources, Inc. company guaranty 9 1/4s, 2006                                      1,167,600
            800,000 Leviathan Gas Corp. company guaranty Ser. B,
                    10 3/8s, 2009                                                                           856,000
          1,140,000 Newfield Exploration Co. sr. notes 7 5/8s, 2011                                       1,149,975
          1,120,000 Nuevo Energy Co. sr. sub. notes Ser. B, 9 1/2s, 2008                                  1,100,400
          1,020,000 Nuevo Energy Co. sr. sub. notes Ser. B, 9 3/8s, 2010                                  1,004,700
            840,000 Ocean Energy, Inc. company guaranty Ser. B,
                    8 3/8s, 2008                                                                            891,173
          3,500,000 Pioneer Natural Resources Co. company guaranty
                    9 5/8s, 2010                                                                          3,832,500
            400,000 Pogo Producing Co. sr. sub. notes Ser. B, 8 1/4s, 2011                                  398,000
            120,000 Port Arthur Finance Corp. company guaranty
                    12 1/2s, 2009                                                                           123,600
            420,000 Seven Seas Petroleum sr. notes Ser. B, 12 1/2s, 2005                                    189,000
            810,000 Snyder Oil Corp. sr. sub. notes 8 3/4s, 2007                                            862,634
            310,000 Stone Energy Corp. company guaranty 8 3/4s, 2007                                        313,100
             80,000 Triton Energy, Ltd. sr. notes 9 1/4s, 2005                                               86,400
          1,020,000 Triton Energy, Ltd. sr. notes 8 7/8s, 2007
                    (Cayman Islands)                                                                      1,116,900
          1,090,000 Vintage Petroleum, Inc. sr. sub. notes 9 3/4s, 2009                                   1,166,300
            430,000 Vintage Petroleum, Inc. sr. sub. notes 9s, 2005                                         438,600
            500,000 Vintage Petroleum, Inc. 144A sr. sub. notes
                    7 7/8s, 2011                                                                            485,000
                                                                                                      -------------
                                                                                                         21,755,056

Paper & Forest Products (2.3%)
-------------------------------------------------------------------------------------------------------------------
          1,280,000 Abitibi-Consolidated, Inc. bonds 8.55s, 2010 (Canada)                                 1,380,749
            650,000 Abitibi-Consolidated, Inc. deb. 8.85s, 2030 (Canada)                                    692,283
          1,600,000 APP China Group, Ltd. 144A sr. disc. notes 14s, 2010
                    (Bermuda) (In default) (NON)                                                             64,000
          1,505,000 APP Finance II Mauritius, Ltd. bonds stepped-
                    coupon zero % (12s, 2/15/04), 2049 (Indonesia)
                    (In default) (NON) (STP)                                                                 30,100
          1,165,000 Doman Industries, Ltd. sr. notes 8 3/4s, 2004 (Canada)                                  699,000
            610,000 Fibermark, Inc. 144A sr. notes 10 3/4s, 2011                                            616,100
          1,485,000 Four M Corp. sr. notes Ser. B, 12s, 2006                                              1,455,300
            310,000 Gaylord Container Corp. sr. notes Ser. B, 9 3/4s, 2007                                  198,400
            250,000 Gaylord Container Corp. sr. notes Ser. B, 9 3/8s, 2007                                  160,000
          1,795,000 Gaylord Container Corp. sr. sub. notes 9 7/8s, 2008                                     502,600
            340,000 Georgia-Pacific Group notes 8 1/8s, 2011                                                348,106
          1,000,000 Jefferson Smurfit bank term loan FRN 5 7/8s
                    (acquired 4/30/01, cost $998,500) 2007 (RES)                                          1,000,000
          1,410,000 Pacifica Papers, Inc. sr. notes 10s, 2009 (Canada)                                    1,501,650
          2,740,000 Pindo Deli Finance Mauritius, Ltd. company guaranty
                    10 3/4s, 2007 (Indonesia) (In default) (NON)                                            274,000
            760,000 Potlatch Corp. 144A sr. sub. notes 10s, 2011                                            775,200
          2,320,000 Riverwood International Corp. company guaranty
                    10 7/8s, 2008                                                                         2,256,200
            420,000 Riverwood International Corp. company guaranty
                    10 5/8s, 2007                                                                           433,650
          1,619,425 Stone Container Corp. bank term loan FRN Ser. F,
                    7 1/8s (acquired various dates from 5/3/01 to
                    5/15/01, cost $1,617,805) 2006 (RES)                                                  1,622,124
            838,034 Stone Container Corp. bank term loan FRN Ser. H,
                    7.438s (acquired 7/17/00, cost $837,098) 2006 (RES)                                     838,453
            180,000 Stone Container Corp. sr. notes 12.58s, 2016                                            186,750
          2,910,000 Stone Container Corp. sr. notes 9 3/4s, 2011                                          3,026,400
            490,000 Stone Container Corp. sr. notes 9 1/4s, 2008                                            497,350
            460,000 Stone Container Corp. 144A company guaranty
                    11 1/2s, 2006 (Canada)                                                                  487,600
          1,450,000 Tembec Industries, Inc. company guaranty 8 5/8s,
                    2009 (Canada)                                                                         1,493,500
            850,000 Tembec Industries, Inc. company guaranty 8 1/2s,
                    2011 (Canada)                                                                           869,125
                                                                                                      -------------
                                                                                                         21,408,640

Pharmaceuticals (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,240,000 ICN Pharmaceuticals, Inc. sr. notes Ser. B, 9 1/4s, 2005                              1,292,700
            900,000 PharMerica, Inc company guaranty 8 3/8s, 2008                                           875,250
                                                                                                      -------------
                                                                                                          2,167,950

Power Producers (1.3%)
-------------------------------------------------------------------------------------------------------------------
          1,610,000 AES Corp. sr. notes 9 3/8s, 2010                                                      1,622,075
          1,060,000 Calpine Canada Energy Finance company guaranty
                    8 1/2s, 2008 (Canada)                                                                 1,057,861
            530,000 Calpine Corp. sr. notes 10 1/2s, 2006                                                   548,550
          2,290,000 Calpine Corp. sr. notes 8 1/2s, 2011                                                  2,311,068
          1,050,000 Calpine Corp. sr. notes 7 7/8s, 2008                                                  1,005,621
             30,000 Calpine Corp. sr. notes 7 3/4s, 2009                                                     29,008
          2,030,000 Midland Funding II Corp. deb. Ser. B, 13 1/4s, 2006                                   2,383,281
            263,316 Midland Funding II Corp. deb. Ser. C-94, 10.33s, 2002                                   271,342
          1,270,000 Tiverton/Rumford Power Associates, Ltd. 144A
                    pass-through certificates 9s, 2018                                                    1,301,166
          1,651,000 York Power Funding 144A notes 12s, 2007
                    (Cayman Islands)                                                                      1,684,020
                                                                                                      -------------
                                                                                                         12,213,992

Publishing (0.8%)
-------------------------------------------------------------------------------------------------------------------
          2,155,000 Affinity Group Holdings sr. notes 11s, 2007                                           1,659,350
          1,540,000 CanWest Media, Inc. 144A sr. sub. notes 10 5/8s,
                    2011 (Canada)                                                                         1,609,300
            760,000 Garden State Newspapers, Inc. sr. sub. notes
                    8 5/8s, 2011                                                                            718,200
            290,000 Garden State Newspapers, Inc. sr. sub. notes
                    Ser. B, 8 3/4s, 2009                                                                    278,400
            502,000 Hollinger International Publishing, Inc. company
                    guaranty 9 1/4s, 2007                                                                   504,510
            650,000 PRIMEDIA, Inc. company guaranty 7 5/8s, 2008                                            598,000
            890,000 PRIMEDIA, Inc. company guaranty Ser. B,
                    8 1/2s, 2006                                                                            849,950
          1,130,000 PRIMEDIA, Inc. 144A sr. notes 8 7/8s, 2011                                            1,079,150
                                                                                                      -------------
                                                                                                          7,296,860

Railroads (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,020,000 Kansas City Southern Railway Co. company guaranty
                    9 1/2s, 2008                                                                          1,081,200
          1,100,000 Railamerica Transportation Corp. company guaranty
                    12 7/8s, 2010                                                                         1,133,000
            770,000 Transportation Manufacturing Operations, Inc. company
                    guaranty 11 1/4s, 2009                                                                  315,700
                                                                                                      -------------
                                                                                                          2,529,900

Regional Bells (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,350,000 Madison River Capital Corp. sr. notes 13 1/4s, 2010                                     648,000

Restaurants (0.5%)
-------------------------------------------------------------------------------------------------------------------
            480,000 Domino's, Inc. company guaranty Ser. B,
                    10 3/8s, 2009                                                                           498,000
          1,800,000 Sbarro, Inc. company guaranty 11s, 2009                                               1,858,500
             50,000 Tricon Global Restaurants, Inc. sr. notes 8 7/8s, 2011                                   51,500
          1,470,000 Tricon Global Restaurants, Inc. sr. notes 7.65s, 2008                                 1,436,925
            830,000 Tricon Global Restaurants, Inc. sr. notes 7.45s, 2005                                   817,550
                                                                                                      -------------
                                                                                                          4,662,475

Retail (1.0%)
-------------------------------------------------------------------------------------------------------------------
          2,250,000 Amazon.com, Inc. sr. sub. notes stepped-coupon
                    zero % (10s, 5/1/03), 2008 (STP)                                                      1,575,000
            460,000 Fleming Cos., Inc. company guaranty Ser. B,
                    10 1/2s, 2004                                                                           473,800
          1,020,000 Fleming Cos., Inc. 144A sr. notes 10 1/8s, 2008                                       1,073,550
            360,000 Great Atlantic & Pacific Tea Co. notes 7 3/4s, 2007                                     306,000
            360,000 Great Atlantic & Pacific Tea Co. sr. notes 7.7s, 2004                                   329,400
             40,000 Iron Age Holdings Corp. sr. disc. notes stepped-coupon
                    zero % (12 1/8s, 5/1/03), 2009 (STP)                                                      4,000
            460,000 K mart Corp. notes 9 3/8s, 2006                                                         460,000
            700,000 K mart Corp. Pass-Through certificates Ser. 95K4,
                    9.35s, 2020                                                                             602,000
            770,000 K mart Corp. 144A notes 9 7/8s, 2008                                                    770,000
            290,000 Mothers Work, Inc. sr. notes 12 5/8s, 2005                                              265,350
          3,290,000 Saks, Inc. company guaranty 8 1/4s, 2008                                              2,977,450
             80,000 Southland Corp. deb. Ser. A, 4 1/2s, 2004                                                72,400
            190,000 Southland Corp. sr. sub. deb. 5s, 2003                                                  180,071
            310,000 Tommy Hilfiger USA, Inc. company guaranty
                    6 1/2s, 2003                                                                            300,700
                                                                                                      -------------
                                                                                                          9,389,721

Semiconductor (0.1%)
-------------------------------------------------------------------------------------------------------------------
             30,000 ChipPac Intl., Ltd. company guaranty Ser. B,
                    12 3/4s, 2009                                                                            28,500
          1,050,000 Fairchild Semiconductor Corp. sr. sub. notes
                    10 1/8s, 2007                                                                         1,044,750
                                                                                                      -------------
                                                                                                          1,073,250

Shipping (0.3%)
-------------------------------------------------------------------------------------------------------------------
            500,000 Eletson Holdings 1st pfd. mtge. notes 9 1/4s,
                    2003 (Greece)                                                                           500,000
            110,000 International Shipholding Corp. sr. notes 9s, 2003                                      110,000
            320,000 Kitty Hawk, Inc. company guaranty 9.95s, 2004
                    (In default) (NON)                                                                       64,000
          1,380,000 Navistar International Corp. sr. notes Ser. B, 8s, 2008                               1,293,750
          1,020,000 Navistar International Corp. 144A sr. notes
                    9 3/8s, 2006                                                                          1,045,500
            180,000 Newport News Shipbuilding, Inc. sr. notes
                    8 5/8s, 2006                                                                            190,575
                                                                                                      -------------
                                                                                                          3,203,825

Software (--%)
-------------------------------------------------------------------------------------------------------------------
            630,000 Telehub Communications Corp. company guaranty
                    stepped-coupon zero % (13 7/8s, 7/31/02), 2005 (STP)                                         63

Specialty Printing (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Perry-Judd company guaranty 10 5/8s, 2007                                               900,000
            360,983 Von Hoffman Press, Inc. 144A sr. sub. notes
                    13 1/2s, 2009                                                                           288,786
            370,000 Von Hoffman Press, Inc. 144A sr. sub. notes
                    10 3/8s, 2007                                                                           333,000
                                                                                                      -------------
                                                                                                          1,521,786

Technology (0.5%)
-------------------------------------------------------------------------------------------------------------------
            210,000 Amkor Technologies, Inc. sr. notes 9 1/4s, 2006                                         192,150
            520,000 Amkor Technologies, Inc. 144A sr. notes 9 1/4s, 2008                                    462,800
            540,000 Amkor Technologies, Inc. Structured Notes 12.58s
                    (Issued by STEERS Credit Linked Trust 2000) 2005                                        518,400
            800,000 Flextronics International, Ltd. sr. sub. notes Ser. B,
                    8 3/4s, 2007 (Singapore)                                                                768,000
            630,000 SCG Holding & Semiconductor Corp. company
                    guaranty 12s, 2009                                                                      258,300
          1,005,000 Telecommunications Techniques, Inc. company
                    guaranty 9 3/4s, 2008                                                                   783,900
          1,390,000 Viasystems, Inc. sr. notes Ser. B, 9 3/4s, 2007                                         764,500
            700,000 Xerox Cap Europe PLC company guaranty 5 7/8s,
                    2004 (United Kingdom)                                                                   542,500
            540,000 Xerox Credit Corp. sr. notes 6.1s, 2003                                                 459,000
                                                                                                      -------------
                                                                                                          4,749,550

Technology Services (0.6%)
-------------------------------------------------------------------------------------------------------------------
          3,080,000 Cybernet Internet Services International, Inc. 144A sr.
                    disc. notes stepped-coupon zero % (13s, 8/15/04),
                    2009 (Denmark) (STP)                                                                     92,400
          1,180,000 Equinix, Inc. sr. notes 13s, 2007                                                       472,000
          1,290,000 Exodus Communications, Inc. sr. notes 11 5/8s, 2010                                     412,800
          1,190,000 Exodus Communications, Inc. sr. notes 10 3/4s, 2009                                     357,000
            290,000 Exodus Communications, Inc. 144A sr. notes
                    11 1/4s, 2008                                                                            89,900
          2,000,000 Firstworld Communication Corp. sr. disc. notes stepped-
                    coupon zero % (13s, 4/15/03), 2008 (STP)                                                 80,000
          2,100,000 Globix Corp. sr. notes 12 1/2s, 2010                                                    577,500
          1,250,000 Intira Corp. bonds zero % (acquired 1/3/00,
                    cost $666,138) 2010 (RES)                                                                37,500
            305,000 Iron Mountain, Inc. company guaranty 8 3/4s, 2009                                       309,575
          2,400,000 Iron Mountain, Inc. sr. sub. notes 8 1/4s, 2011                                       2,394,000
            370,000 Iron Mountain, Inc. company guaranty 8 1/8s,
                    2008 (Canada)                                                                           368,150
            230,000 PSINet, Inc. sr. notes 11 1/2s, 2008 (In default) (NON)                                  12,650
          1,660,000 PSINet, Inc. sr. notes 11s, 2009 (In default) (NON)                                      91,300
            160,000 PSINet, Inc. sr. notes Ser. B, 10s, 2005 (In default) (NON)                               8,800
                                                                                                      -------------
                                                                                                          5,303,575

Telecommunications (3.8%)
-------------------------------------------------------------------------------------------------------------------
          1,490,000 360Networks, Inc. sr. notes 13s, 2008 (Canada)
                    (In default) (NON)                                                                       22,350
          1,140,000 American Cellular Corp. 144A sr. sub. notes
                    9 1/2s, 2009                                                                          1,077,300
          1,450,000 American Tower Corp. sr. notes 9 3/8s, 2009                                           1,341,250
            550,000 Arch Communications, Inc. sr. notes 13 3/4s, 2008                                         5,500
            410,000 Asia Global Crossing, Ltd. sr. notes 13 3/8s, 2010
                    (Bermuda)                                                                               307,500
            710,000 Call-Net Enterprises, Inc. sr. notes 8s, 2008 (Canada)                                  213,000
          1,355,000 Celcaribe SA sr. notes stepped-coupon zero %
                    (13 1/2s, 3/15/04), 2004 (Colombia) (STP)                                             1,016,250
            530,000 Colo.com, Inc. 144A sr. notes 13 7/8s, 2010                                              79,500
            940,000 Covad Communications Group, Inc. sr. notes
                    12 1/2s, 2009                                                                           164,500
             40,000 Covad Communications Group, Inc. sr. notes
                    Ser. B, 12s, 2010                                                                         6,000
            460,000 Crown Castle International Corp. sr. disc. notes
                    stepped-coupon zero % (11 1/4s, 8/1/04),
                    2011 (STP)                                                                              285,200
            530,000 Crown Castle International Corp. sr. notes
                    10 3/4s, 2011                                                                           515,425
          1,250,000 Crown Castle International Corp. 144A sr. notes
                    9 3/8s, 2011                                                                          1,112,500
            330,000 Dobson Communications Corp. sr. notes 10 7/8s, 2010                                     338,250
          1,220,000 Dobson/Sygnet Communications, Inc. sr. notes
                    12 1/4s, 2008                                                                         1,256,600
          2,270,000 Econophone, Inc. company guaranty 13 1/2s, 2007
                    (In default) (NON)                                                                       45,400
            580,000 Esprit Telecom Group PLC sr. notes 11 1/2s, 2007
                    (United Kingdom) (In default) (NON)                                                       8,700
            140,000 FLAG Telecom Holdings, Ltd. sr. notes 11 5/8s, 2010
                    (Bermuda)                                                                                74,200
            830,000 FLAG, Ltd. 144A sr. notes 8 1/4s, 2008 (Bermuda)                                        564,400
            130,000 Global Crossing Holdings, Ltd. company guaranty
                    9 5/8s, 2008 (Bermuda)                                                                  100,100
          1,120,000 Global Crossing Holdings, Ltd. company guaranty
                    9 1/2s, 2009 (Bermuda)                                                                  845,600
          1,440,000 Global Crossing Holdings, Ltd. company guaranty
                    8.7s, 2007 (Bermuda)                                                                  1,087,200
             90,000 Level 3 Communications, Inc. sr. disc. notes stepped-
                    coupon zero % (12 7/8s, 3/15/05), 2010 (STP)                                             25,200
            260,000 Level 3 Communications, Inc. sr. notes 11 1/4s, 2010                                    150,800
          3,550,000 Level 3 Communications, Inc. sr. notes 11s, 2008                                      2,059,000
          1,120,000 Level 3 Communications, Inc. sr. notes 9 1/8s, 2008                                     604,800
            800,000 Lucent Technologies, Inc. debs. 6.45s, 2029                                             504,000
          1,215,000 Maxcom Telecomunicaciones SA de CV company
                    guaranty Ser. B, 13 3/4s, 2007                                                          340,200
          1,650,000 McCaw International, Ltd. sr. disc. notes stepped-
                    coupon zero % (13s, 4/15/02), 2007 (STP)                                                404,250
            310,000 Metrocall, Inc. sr. sub. notes 11s, 2008 (In default) (NON)                              12,400
            250,000 Metrocall, Inc. sr. sub. notes 10 3/8s, 2007
                    (In default) (NON)                                                                        7,500
            260,000 Metrocall, Inc. sr. sub. notes 9 3/4s, 2007 (In default) (NON)                            7,800
          1,740,000 Millicom International Cellular SA sr. disc. notes
                    13 1/2s, 2006 (Luxembourg)                                                            1,513,800
          2,010,000 Nextel Communications, Inc. sr. notes 12s, 2008                                       1,889,400
          4,460,000 Nextel Communications, Inc. sr. notes 9 1/2s, 2011                                    3,679,500
            980,000 Nextel International, Inc. sr. notes 12 3/4s, 2010                                      269,500
          1,560,000 Nextel Partners, Inc. sr. notes 11s, 2010                                             1,310,400
            270,000 Nextel Partners, Inc. sr. notes 11s, 2010                                               226,800
          2,140,000 Nextlink Communications, Inc. sr. disc. notes stepped-
                    coupon zero % (12 1/4s, 6/1/04), 2009 (STP)                                             385,200
            840,000 NorthEast Optic Network, Inc. sr. notes 12 3/4s, 2008                                   294,000
            990,000 Orbital Imaging Corp. sr. notes Ser. B, 11 5/8s, 2005
                    (In default) (NON)                                                                      146,025
            560,000 Orion Network systems, Inc. sr. notes 11 1/4s, 2007                                     253,400
          1,280,000 Pagemart Wireless, Inc. sr. disc. notes stepped-coupon
                    zero % (11 1/4s, 2/1/03), 2008 (STP)                                                     38,400
            680,000 Pinnacle Holdings, Inc. sr. disc. notes stepped-coupon
                    zero % (10s, 3/15/03), 2008 (STP)                                                       340,000
          1,660,000 Price Communications Wireless, Inc. 144A sr. notes
                    9 1/8s, 2006                                                                          1,726,400
            180,000 Rhythms Netconnections, Inc. sr. notes Ser. B,
                    14s, 2010                                                                                 5,400
            910,000 Rogers Cablesystems, Ltd. sr. sub. notes 8.8s, 2007
                    (Canada)                                                                                866,775
            760,000 Rogers Wireless, Inc. sec. notes 9 5/8s, 2011 (Canada)                                  767,600
            810,000 RSL Communications PLC company guaranty 12 7/8s,
                    2010 (United Kingdom)                                                                    30,375
            660,000 RSL Communications PLC 144A company guaranty
                    10 1/2s, 2008 (United Kingdom) (In default) (NON)                                        19,800
          1,025,000 RSL Communications, Ltd. company guaranty
                    12 1/4s, 2006 (United Kingdom) (In default) (NON)                                        30,750
            420,000 Rural Cellular Corp. sr. sub. notes Ser. B, 9 5/8s, 2008                                390,600
          1,040,000 SBA Communications Corp. sr. notes 10 1/4s, 2009                                        936,000
          1,340,000 Spectrasite Holdings, Inc. sr. disc. notes stepped-coupon
                    zero % (11 1/8s, 4/15/04), 2009                                                         522,600
          1,820,000 Spectrasite Holdings, Inc. sr. disc. notes stepped-coupon
                    Ser. B, zero % (12 7/8s, 3/15/05), 2010 (STP)                                           682,500
          1,380,000 Startec Global Communications Corp. sr. notes
                    12s, 2008                                                                                69,000
             50,000 USA Mobile Communications, Inc. sr. notes
                    9 1/2s, 2004                                                                              2,000
            320,000 Versatel Telecom BV sr. notes 13 1/4s, 2008
                    (Netherlands)                                                                            96,000
            660,000 Versatel Telecom BV sr. notes 13 1/4s, 2008
                    (Netherlands)                                                                           198,000
          1,490,000 Viatel, Inc. sr. disc. notes stepped-coupon zero %
                    (12 1/2s, 4/15/03), 2008 (STP)                                                           14,900
          1,950,000 Viatel, Inc. sr. notes 11 1/4s, 2008 (In default) (NON)                                  48,750
          2,000,000 Western Wireless Corp. bank term loan FRN 6 5/8s
                    (acquired 4/24/00, cost $1,997,500) 2008 (RES)                                        1,988,334
            410,000 Western Wireless Corp. 144A sr. sub. notes
                    10 1/2s, 2007                                                                           422,300
          1,640,000 Williams Communications Group, Inc. sr. notes
                    11.7s, 2010                                                                             713,400
          1,770,000 Williams Communications Group, Inc. sr. notes
                    11.7s, 2008                                                                             769,950
          1,690,000 Williams Communications Group, Inc. sr. notes
                    10 7/8s, 2009                                                                           735,150
            280,000 Williams Communications Group, Inc. sr. notes
                    10.7s, 2007                                                                             121,800
          1,250,000 World Access, Inc. sr. notes Ser. B, 13 1/4s, 2008
                    (In default) (NON)                                                                       25,000
                                                                                                      -------------
                                                                                                         36,112,484

Telephone (2.1%)
-------------------------------------------------------------------------------------------------------------------
            290,000 Airgate PCS, Inc. sr. sub. notes stepped-coupon zero %
                    (13 1/2s, 10/1/04), 2009 (STP)                                                          185,600
            160,000 Alamosa Delaware, Inc. company guaranty
                    12 1/2s, 2011                                                                           152,400
            510,000 Alamosa PCS Holdings, Inc. company guaranty stepped-
                    coupon zero % (12 7/8s, 2/15/05), 2010 (STP)                                            262,650
            780,000 Birch Telecommunications, Inc. sr. notes 14s, 2008                                      351,000
            580,000 BTI Telecom Corp. sr. notes 10 1/2s, 2007                                               116,000
            670,000 CFW Communications Co. sr. notes 13s, 2010                                              489,100
            995,000 Focal Communications Corp. sr. sub. notes stepped-
                    coupon Ser. B, zero % (12 1/8s, 2/15/03), 2008 (STP)                                    199,000
          1,450,000 Horizon PCS., Inc. company guaranty stepped-coupon
                    zero % (14s, 5/1/05), 2010 (STP)                                                        493,000
            220,000 Hyperion Telecommunications, Inc. sr. disc. notes
                    Ser. B, 13s, 2003                                                                       147,400
          1,700,000 Hyperion Telecommunications, Inc. sr. sub. notes
                    12s, 2007                                                                               709,750
          2,870,000 ICG Services, Inc. sr. disc. notes stepped-coupon zero %
                    (9 7/8s, 5/1/03), 2008 (STP)                                                            344,400
          1,420,000 ICG Services, Inc. sr. disc. notes stepped-coupon zero %
                    (10s, 2/15/03), 2008 (In default) (NON) (STP)                                           170,400
          1,190,000 Intermedia Communications, Inc. sr. disc. notes stepped-
                    coupon Ser. B, zero % (12 1/4s, 3/1/04), 2009 (STP)                                   1,080,829
             90,000 Intermedia Communications, Inc. sr. notes Ser. B,
                    8.6s, 2008                                                                               95,531
            630,000 Intermedia Communications, Inc. sr. notes Ser. B,
                    8 1/2s, 2008                                                                            666,175
          1,270,000 Ipcs Inc. sr. disc. notes stepped-coupon zero %
                    (14s, 7/15/05), 2010 (STP)                                                              469,900
          2,085,000 KMC Telecommunications Holdings, Inc. sr. disc. notes
                    stepped-coupon zero % (12 1/2s, 2/15/03), 2008 (STP)                                    187,650
            680,000 Leap Wireless International, Inc. company guaranty
                    12 1/2s, 2010                                                                           435,200
             40,000 McLeodUSA, Inc. sr. notes 11 3/8s, 2009                                                  23,200
            480,000 McLeodUSA, Inc. sr. notes 9 1/2s, 2008                                                  249,600
            140,000 McLeodUSA, Inc. sr. notes 8 3/8s, 2008                                                   66,500
            930,000 McLeodUSA, Inc. sr. notes 8 1/8s, 2009                                                  451,050
          1,240,000 Metromedia Fiber Network, Inc. sr. notes 10s, 2009                                      353,400
          1,630,000 Metromedia Fiber Network, Inc. sr. notes Ser. B,
                    10s, 2008                                                                               464,550
          1,550,000 Microcell Telecommunications sr. disc. notes stepped-
                    coupon Ser. B, zero % (14s, 12/1/01), 2006
                    (Canada) (STP)                                                                        1,178,000
            520,000 Nextlink Communications, Inc. sr. disc. notes stepped-
                    coupon zero % (12 1/8s, 12/1/04), 2009 (STP)                                             88,400
             50,000 Nextlink Communications, Inc. sr. notes 10 3/4s, 2009                                    17,500
            330,000 Nextlink Communications, Inc. sr. notes 9 5/8s, 2007                                    102,300
            450,000 Tele1 Europe BV sr. notes 13s, 2009                                                     216,000
          1,820,000 Telecorp PCS, Inc. company guaranty 10 5/8s, 2010                                     1,751,750
          1,340,000 Tritel PCS, Inc. company guaranty 10 3/8s, 2011                                       1,232,800
          1,330,000 Triton PCS, Inc. company guaranty 9 3/8s, 2011                                        1,330,000
             90,000 Triton PCS, Inc. company guaranty zero %, 2008                                           75,600
          2,310,000 UbiquiTel Operating Co. company guaranty stepped-
                    coupon zero % (14s, 4/15/05), 2010 (STP)                                                785,400
          1,500,000 US UnWired, Inc. company guaranty stepped-coupon
                    Ser. B, zero % (13 3/8s, 11/1/04), 2009 (STP)                                           821,250
          3,300,000 Voicestream Wireless Corp. sr. notes 10 3/8s, 2009                                    3,789,588
          5,406,000 WinStar Communications, Inc. sr. disc. notes stepped-
                    coupon zero % (14 3/4s, 4/15/05), 2010 (STP)                                             40,545
          1,280,000 WinStar Communications, Inc. sr. notes 12 3/4s,
                    2010 (In default) (NON)                                                                  19,200
             70,000 WinStar Communications, Inc. sr. notes 12 1/2s,
                    2008 (In default) (NON)                                                                     700
          1,180,000 XO Communications, Inc. sr. disc. notes stepped-
                    coupon zero % (9.45s, 4/15/03), 2008 (STP)                                              212,400
            360,000 XO Communications, Inc. sr. notes 10 3/4s, 2008                                         120,600
            670,000 XO Communications, Inc. 144A sr. notes
                    12 1/2s, 2006                                                                           241,200
                                                                                                      -------------
                                                                                                         20,187,518

Textiles (0.4%)
-------------------------------------------------------------------------------------------------------------------
            780,000 Galey & Lord, Inc. company guaranty 9 1/8s, 2008                                        312,000
          1,160,000 Kasper A.S.L., Ltd. sr. notes 12 3/4s, 2004 (In default) (NON)                          255,200
          1,540,000 Levi Strauss & Co. sr. notes 11 5/8s, 2008                                            1,478,400
          1,200,000 Westpoint Stevens, Inc. sr. notes 7 7/8s, 2008                                          360,000
            720,000 Westpoint Stevens, Inc. sr. notes 7 7/8s, 2005                                          230,400
            635,000 William Carter Holdings Co. sr. sub. notes Ser. A,
                    12s, 2008                                                                               635,000
            645,000 William Carter Holdings Co. sr. sub. notes Ser. A,
                    10 3/8s, 2006                                                                           680,475
                                                                                                      -------------
                                                                                                          3,951,475

Tobacco (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,560,000 North Atlantic Trading Co. company guaranty
                    Ser. B, 11s, 2004                                                                     1,443,000

Waste Management (0.8%)
-------------------------------------------------------------------------------------------------------------------
          4,815,000 Allied Waste Industries, Inc. company guaranty Ser. B,
                    10s, 2009                                                                             5,031,675
            510,000 Allied Waste Industries, Inc. company guaranty Ser. B,
                    7 5/8s, 2006                                                                            506,175
            490,000 Allied Waste Industries, Inc. 144A company guaranty
                    8 7/8s, 2008                                                                            507,150
          2,430,000 Browning-Ferris deb. 7.4s, 2035                                                       1,944,000
                                                                                                      -------------
                                                                                                          7,989,000

Water Utilities (0.2%)
-------------------------------------------------------------------------------------------------------------------
            520,000 Azurix Corp. sr. notes Ser. B, 10 3/4s, 2010                                            522,600
            920,000 Azurix Corp. sr. notes Ser. B, 10 3/8s, 2007                                            924,600
                                                                                                      -------------
                                                                                                          1,447,200
                                                                                                      -------------
                    Total Corporate Bonds and Notes
                    (cost $556,328,479)                                                              $  470,291,270

FOREIGN GOVERNMENT BONDS AND NOTES (17.4%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
USD       3,194,000 Argentina (Republic of) bonds 11 3/4s, 2015                                      $    1,740,730
USD       3,580,717 Argentina (Republic of) bonds Ser. 2018,
                    12 1/4s, 2018                                                                         1,844,069
USD         905,000 Argentina (Republic of) bonds Ser. 2031,
                    12s, 2031                                                                               466,075
USD       2,071,000 Argentina (Republic of) unsub. 11 3/4s, 2009                                          1,188,340
USD       1,470,000 Argentina (Republic of) unsub. 9 3/4s, 2027                                             757,050
USD      21,045,000 Australia (Government of) bonds 5 3/4s, 2011                                         10,426,465
USD       3,645,000 Brazil (Federal Republic of) bonds 12 1/4s, 2030                                      2,833,988
USD       2,760,000 Brazil (Federal Republic of) unsub. notes
                    11s, 2040                                                                             1,928,688
CAD       3,695,000 Canada (Government of) bonds 6s, 2011                                                 2,482,821
CAD       2,725,000 Canada (Government of) bonds 5 1/2s, 2010                                             1,767,987
CAD       5,240,000 Canada (Government of) bonds Ser. WL43,
                    5 3/4s, 2029                                                                          3,367,151
USD       1,385,000 Colombia (Republic of) bonds 11 3/4s, 2020                                            1,315,750
EUR       5,720,000 France (Govt. of) bonds 5 1/2s, 2010                                                  5,194,003
EUR      17,845,000 Germany (Federal Republic of) bonds
                    Ser. 132, 4 1/8s, 2004                                                               15,587,390
EUR      42,385,000 Germany (Federal Republic of) bonds
                    Ser. 97, 6s, 2007                                                                    39,822,199
EUR       2,540,000 Italy (Government of) bonds 4 3/4s, 2006                                              2,233,769
EUR       4,950,000 Italy (Government of) sr. unsub. 4 1/4s, 2002                                         4,327,662
EUR       5,325,000 Italy (Government of) treasury bonds
                    3 1/4s, 2004                                                                          4,541,386
USD       1,184,000 Morocco (Government of) bonds Ser. A,
                    FRB, 6.844s, 2009                                                                     1,074,480
NZD       6,155,000 New Zealand (Government of) bonds
                    Ser. 709, 7s, 2009                                                                    2,582,836
USD       1,235,000 Philippines (Republic of) bonds 9 7/8s, 2019                                          1,032,831
USD       1,715,000 Philippines (Republic of) notes 10 5/8s, 2025                                         1,487,763
USD       5,175,000 Russia (Federation of) unsub. 8 1/4s, 2010                                            3,842,438
USD       3,270,000 Russia (Federation of) unsub. stepped-coupon
                    5s (7 1/2s, 3/31/07) 2030 (Russia) (STP)                                              1,438,800
USD       3,665,000 Russia (Federation of) 144A bonds
                    12 3/4s, 2028                                                                         3,518,400
USD      11,677,500 Russia (Federation of) 144A unsub.
                    2 1/4s, 2030                                                                          5,138,100
SEK     132,835,000 Sweden (Govt. of) bonds Ser. 1045,
                    5 1/4s, 2011                                                                         12,499,661
USD       1,070,000 Turkey (Republic of) bonds 11 3/4s, 2010                                                844,016
GBP       4,420,000 United Kingdom Treasury bonds 10s, 2003                                               6,894,192
GBP       2,855,000 United Kingdom 144A Treasury bonds
                    Ser. 85, 9 3/4s, 2002                                                                 4,265,991
GBP       4,100,000 United Kingdom Treasury bonds
                    8 1/2s, 2005                                                                          6,582,038
USD       2,370,000 United Mexican States bonds 11 3/8s, 2016                                             2,814,375
USD       5,605,000 United Mexican States bonds Ser. XW,
                    10 3/8s, 2009                                                                         6,235,563
USD       2,560,000 Venezuela (Republic of) bonds 9 1/4s, 2027                                            1,734,400
                                                                                                      -------------
                    Total Foreign Government Bonds and Notes
                    (cost $168,772,930)                                                              $  163,811,407

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (11.3%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
U.S. Government Agency Mortgage Obligations (0.9%)
-------------------------------------------------------------------------------------------------------------------
$           140,473 Federal Home Loan Mortgage Corporation 7 1/2s,
                    March 1, 2026                                                                    $      145,163
                    Federal National Mortgage Association
                    Pass-Through Certificates
          4,367,082 7 1/2s, with due dates from August 1, 2029 to
                    June 1, 2031                                                                          4,499,221
          2,325,000 6 5/8s, September 15, 2009                                                            2,475,404
            724,883 Government National Mortgage Association
                    Pass-Through Certificates 8s, December 15, 2022                                         763,823
                                                                                                      -------------
                                                                                                          7,883,611

U.S. Treasury Obligations (10.4%)
-------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Notes
         55,240,000 6 1/2s, February 15, 2010 (SEG)                                                      60,919,224
         10,605,000 5 3/4s, August 15, 2010                                                              11,155,081
         10,750,000 5s, February 15, 2011                                                                10,718,073
            840,000 4 5/8s, May 15, 2006                                                                    843,940
         14,500,000 4 1/4s, March 31, 2003                                                               14,626,875
                                                                                                      -------------
                                                                                                         98,263,193
                                                                                                      -------------
                    Total U.S. Government and Agency Obligations
                    (cost $102,342,642)                                                              $  106,146,804

COLLATERALIZED MORTGAGE OBLIGATIONS (8.7%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$            80,000 Amresco Commercial Mortgage Funding I 7.64s, 2029                                $       81,438
                    Commercial Mortgage Acceptance Corp.
          2,305,000 Ser. 97-ML1, Class D, 7.053s, 2010                                                    2,263,510
          6,929,878 Ser. 97-ML1, Interest Only (IO), 0.895s, 2017                                           237,127
         75,957,306 Commercial Mortgage Asset Trust Ser. 99-C1, Class X,
                    IO, 0.924s, 2020                                                                      4,560,405
          2,685,000 Countrywide Home Loan Ser. 98-3, Class A5,
                    6 3/4s, 2028                                                                          2,695,069
          4,100,000 Countrywide Mortgage Backed Securities, Inc. Ser. 93-C,
                    Class A8, 6 1/2s, 2024                                                                4,070,111
          9,113,000 Criimi Mae Commercial Mortgage Trust Ser. 98-C1,
                    Class A2, 7s, 2011                                                                    9,076,548
          3,474,000 Criimi Mae Commercial Mortgage Trust 144A
                    Ser. 98-C1, Class B, 7s, 2011                                                         3,129,032
                    CS First Boston Mortgage Securities Corp.
            720,000 Ser. 01-CF2, Class E, 7.29s, 2011                                                       733,162
            755,000 Ser. 01-CF2, Class G, 6.93s, 2011                                                       725,508
         69,651,655 Deutsche Mortgage & Asset Receiving Corp.
                    Ser. 98-C1, Class X, IO, 1.103s, 2023                                                 3,232,272
                    Fannie Mae
          1,931,496 Ser. 217, Class 2, IO, 10.49s, 2023                                                     392,335
              9,973 Ser. 92-15, Class L, IO, 10.37s, 2022                                                   261,779
            705,507 Ser. 176, Class 2, IO, 8s, 2022                                                         143,306
          1,394,200 Ser. 98-1, Class SA, IO, 6 1/2s, 2024                                                   576,419
          6,886,356 Ser. 93-251, Class Z, 6 1/2s, 2023                                                    6,567,862
         35,452,645 Ser. 00-T6, IO, 0.735s, 2030                                                            739,251
          1,482,234 Ser. 99-52, Class MO, Principal Only (PO),
                    zero %, 2026                                                                          1,299,271
         12,305,465 FFCA Secured Lending Corp. Ser. 00-1, Class X,
                    IO, 1.72s, 2020                                                                       1,119,028
                    Freddie Mac
            664,000 Ser. 2028, Class SG, IO, 10.307s, 2023                                                  283,811
          8,707,272 Ser. 183, IO, 7s, 2027                                                                1,730,570
          1,071,877 Ser. 184, IO, 7s, 2026                                                                  217,055
          1,511,366 Ser. 1717, 6 1/2s, 2024                                                               1,541,357
          1,914,000 Ser. 44, Class SG, IO, 3.73s, 2023                                                      201,902
            993,440 Ser. 188, PO, zero %, 2027                                                              833,558
            770,000 GE Capital Commercial Mortgage Corp. Ser. 01-1,
                    Class G, 7.04s, 2011                                                                    742,569
          1,575,000 GE Capital Mortgage Services, Inc. Ser. 98-11,
                    Class 2A4, 6 3/4s, 2028                                                               1,588,419
          2,770,000 General Growth Properties Ala Moa FRB Ser. 99-C1,
                    Class E, 6.099s, 2009                                                                 2,770,000
                    General Growth Properties-Homart 144A
            570,000 FRB Ser. 99-C1, Class G, 6.35s, 2003                                                    570,000
            650,000 FRB Ser. 99-C1, Class F, 6.099s, 2003                                                   650,000
                    General Growth Properties-Ivanhoe
            638,825 FRB Ser. 99-C1, Class G, 7.099s, 2004                                                   638,825
          1,101,169 FRB Ser. 99-C1, Class F, 6.35s, 2004                                                  1,101,169
                    Government National Mortgage Association
              1,907 Ser. 00-11, Class SA, 7 1/2s, 2021                                                        1,907
         19,558,317 Ser. 99-42, Class SB, IO, 4.62s, 2027                                                 1,259,067
         13,102,889 Ser. 99-34, Class SB, IO, 4.17s, 2027                                                   730,896
          1,573,900 Ser. 98-2, Class EA, PO, zero %, 2028                                                 1,304,370
          1,082,254 Ser. 99-42, PO, zero %, 2027                                                            971,660
          1,495,000 Granite Mortgages PLC FRN Ser. 01-1, Class 1C,
                    5.16s, 2041 (United Kingdom)                                                          1,495,000
          7,365,000 Holmes Financing PLC Ser. 1, Class 2C, 5.91s, 2040                                    7,320,810
                    Merrill Lynch Mortgage Investors, Inc.
         20,286,952 Ser. 96-C2, IO, 2.389s, 2028                                                          1,388,388
          2,397,015 Ser. 98-C2, IO, 1.419s, 2030                                                            151,491
          1,615,000 Ser. 1995-C3, Class D, 7.782s, 2025                                                   1,694,135
          1,495,000 Ser. 96-C2, Class E, 6.96s, 2028                                                      1,412,925
          1,610,000 Ser. 98-C2, Class F, 6 1/4s, 2030                                                     1,141,490
         10,092,484 Mortgage Capital Funding, Inc. Ser. 97-MC2, Class X,
                    IO, 1.362s, 2012                                                                        596,087
            170,854 Prudential Home Mortgage Securities Ser. 93-57,
                    Class A4, 5.9s, 2023                                                                    172,521
          1,700,000 Residential Mortgage Securities 144A FRB Ser. 8,
                    Class M, 6.333s, 2038                                                                 2,410,557
          1,177,726 Rural Housing Trust Ser. 87-1, Class D, 6.33s, 2026                                   1,198,654
          3,495,000 Starwood Asset Receivables Trust FRB Ser. 00-1,
                    Class E, 6.555s, 2005                                                                 3,516,669
                                                                                                      -------------
                    Total Collateralized Mortgage Obligations
                    (cost $81,079,751)                                                               $   81,539,295

PREFERRED STOCKS (2.3%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
             37,289 AmeriKing, Inc. $3.25 cum. pfd. (PIK)                                             $         373
                538 Benedek Communications Corp. 11.50% pfd. (PIK)                                          145,260
             80,020 Brand Scaffold Services, Inc. 144A $3.625 cum. pfd.                                   2,240,560
             74,000 California Federal Bancorp, Inc. Ser. A, $2.281 pfd.                                  1,916,600
             39,555 Chevy Chase Capital Corp. Ser. A, $5.188 pfd. (PIK)                                   2,165,636
              3,805 Chevy Chase Savings Bank, Inc. $3.25 pfd.                                                98,930
            340,000 CSBI Capital Trust I 144A company guaranty
                    Ser. A, 11.75% pfd.                                                                     382,500
             28,919 CSC Holdings, Inc. Ser. M, $11.125 cum. pfd. (PIK)                                    3,087,103
             69,460 Diva Systems Corp. Ser. C, $6.00 cum. pfd.                                              243,110
             20,000 Doane Products Co. $7.125 pfd.                                                          600,000
              2,676 Dobson Communications Corp. 13.00% pfd.                                               2,301,360
                540 First Republic 144A 10.50% cum. pfd.                                                    491,400
            570,000 Fresenius Medical Capital Trust II company guaranty
                    7.875% pfd.                                                                             564,300
              2,502 Granite Broadcasting Corp. 144A 12.75% pfd. (PIK)                                       562,950
              1,598 ICG Holdings, Inc. 14.25% pfd. (Canada) (In default) (NON)                                   16
                815 ICG Holdings, Inc. 144A 14.00% cum. pfd. (Canada)
                    (In default) (NON) (PIK)                                                                      8
              1,480 Intermedia Communications, Inc. Ser. B, 13.50%
                    pfd. (PIK)                                                                            1,613,200
                 63 Nextel Communications, Inc. Ser. D, 13.00%
                    cum. pfd. (PIK)                                                                          39,690
                983 Nextel Communications, Inc. 144A Ser. E,
                    $11.125 pfd. (PIK)                                                                      540,650
                379 Paxson Communications Corp. 13.25% cum. pfd. (PIK)                                    3,486,800
              1,429 Rural Cellular Corp. 12.25% pfd. (PIK)                                                1,171,780
                                                                                                      -------------
                    Total Preferred Stocks (cost $26,698,513)                                        $   21,652,226

BRADY BONDS (2.6%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         5,635,200 Argentina (Republic of) debs. FRB 5.563s, 2005                                   $    3,719,232
         13,608,312 Brazil (Federal Republic of) bonds 8s, 2014 (POR)                                     9,645,571
          1,655,000 Bulgaria (Government of) deb. Ser. PDI, 6.688s, 2011                                  1,280,639
          1,730,000 Bulgaria (Government of) Ser. A, FRB, 4.563s, 2024                                    1,347,324
          2,490,000 Bulgaria (Government of) Ser. A, FLIRB, 4.563s, 2012                                  1,976,562
          1,765,000 Peru (Republic of) FLIRB 3 3/4s, 2017                                                 1,098,713
          4,350,000 United Mexican States bonds Ser. B, 6 1/4s, 2019                                      3,991,125
          2,321,400 Venezuela (Republic of) deb. Ser. DL, FRB, 6.762s, 2007                               1,889,155
                                                                                                      -------------
                    Total Brady Bonds (cost $25,635,591)                                             $   24,948,321

ASSET-BACKED SECURITIES (1.1%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                    Conseco Finance Securitization
$         1,535,000 Ser. 00-6, Class M2, 8.2s, 2032                                                  $    1,554,116
          6,405,000 Ser. 00-4, Class A6, 8.31s, 2032                                                      6,945,582
          2,472,657 First Plus 144A Ser. 98-A, Class A, 8 1/2s, 2023                                      1,631,953
                                                                                                      -------------
                    Total Asset-Backed Securities (cost $10,400,084)                                 $   10,131,651

CONVERTIBLE BONDS AND NOTES (0.6%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$           210,000 American Tower Corp. cv. notes 5s, 2010                                          $      161,868
            500,000 DaVita, Inc. sub. notes 7s, 2009                                                        486,100
          1,920,000 Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                                          988,800
            800,000 Healthsouth Corp. cv. sub. deb. 3 1/4s, 2003                                            752,000
            400,000 Hexcel Corp. cv. sub. notes 7s, 2003                                                    359,500
          1,000,000 Micron Technology, Inc. cv. 6 1/2s, 2005                                                855,000
          1,840,000 Nextel Communications, Inc. cv. sr. notes 5 1/4s, 2010                                1,154,600
            150,000 Rogers Communications cv. deb. 2s, 2005 (Canada)                                        118,875
          1,580,000 Solectron Corp. cv. notes zero %, 2020                                                  801,850
             40,000 Spectrasite Holdings, Inc. cv. sr. notes 6 3/4s, 2010                                    24,760
            460,000 Telewest Finance Corp. cv. sub. notes 6s, 2005
                    (United Kingdom)                                                                        308,200
                                                                                                      -------------
                    Total Convertible Bonds and Notes
                    (cost $5,865,999)                                                                $    6,011,553

COMMON STOCKS (0.5%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                525 AmeriKing, Inc. (NON)                                                            $            5
             45,677 Arch Wireless, Inc. (NON)                                                                   909
             19,924 Aurora Foods, Inc. (NON)                                                                 97,428
            277,865 Celcaribe SA (NON)                                                                       34,733
              7,389 Imperial Credit Industries, Inc. (NON)                                                    7,241
             20,238 Intira Corp. (NON)                                                                            2
              2,830 MPower Holdings Corp. 144A (NON)                                                          2,236
              1,186 Premium Holdings (L.P.) 144A                                                             19,268
              2,502 PSF Holdings, LLC Class A (NON)                                                       4,066,530
                234 Quorum Broadcast Holdings, Inc. Class E                                                 233,982
                124 RSL Communications, Ltd. Class A (NON)                                                        4
             39,603 Safety Components International, Inc. (NON)                                             366,328
             36,750 Specialty Foods Acquisition Corp. (NON)                                                     368
              2,169 Vast Solutions, Inc. Class B1 (NON)                                                       6,507
              2,169 Vast Solutions, Inc. Class B2 (NON)                                                       6,507
              2,169 Vast Solutions, Inc. Class B3 (NON)                                                       6,507
                 83 Waste Management, Inc.                                                                    1,244
                                                                                                      -------------
                    Total Common Stocks (cost $10,162,733)                                           $    4,849,799

UNITS (0.1%) (a)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
          3,220,535 Contifinancial Corp. Liquidating Trust units 8 1/8s, 2031                        $      273,745
                820 IWO Holdings, Inc. 144A units 14s, 2011                                                 705,200
              1,420 Pegasus Shipping 144A units company guaranty
                    stepped-coupon zero % (14 1/2s, 6/20/03), 2008
                    (Bermuda) (STP)                                                                          49,700
                960 XCL, Ltd. 144A units 13 1/2s, 2004 (In default) (NON)                                   288,000
                                                                                                      -------------
                    Total Units (cost $5,437,930)                                                    $    1,316,645

WARRANTS (0.1%) (a) (NON)                                                               EXPIRATION
NUMBER OF WARRANTS                                                                            DATE            VALUE
-------------------------------------------------------------------------------------------------------------------
                 16 Anker Coal Group, Inc. 144A                                           10/28/09    $           1
              1,600 Asia Pulp & Paper Co., Ltd. 144A                                      3/15/05                16
                810 Bestel SA de CV (Mexico)                                              5/15/05            97,200
                780 Birch Telecommunications, Inc. 144A (PIK)                             6/15/08                78
              6,652 CellNet Data Systems, Inc.                                            10/1/07                 7
                530 Colo.com, Inc. 144A                                                   3/15/10                 5
              1,420 Dayton Superior Corp.                                                 6/15/09            28,400
                160 Decrane Aircraft Holdings Co.                                         9/30/08                 1
             19,981 Delta Financial Corp.                                                 12/21/10                2
              2,520 Destia Communications 144A                                            7/15/07                63
              2,919 Diva Systems Corp.                                                    5/15/06           729,750
              8,326 Diva Systems Corp. 144A                                               3/1/08             41,630
              1,015 Globalstar Telecommunications                                         2/15/04                10
              1,450 Horizon PCS, Inc.                                                     10/1/01            29,000
             20,856 ICG Communications, Inc.                                              10/15/05              209
             25,863 Imperial Credit Industries, Inc.                                      8/1/08              6,466
              1,900 Interact Systems, Inc.                                                8/1/03                 19
              1,900 Interact Systems, Inc. 144A                                           12/15/09               19
              1,140 International Wireless Communications
                    Holdings 144A                                                         8/15/01                 1
            121,649 Intira Corp. Class B                                                  9/29/10                12
              1,270 iPCS, Inc. 144A                                                       7/15/10            25,400
              1,600 Jostens, Inc.                                                         5/1/10             32,000
              2,175 KMC Telecommunications Holdings, Inc. 144A                            4/15/08                22
              2,185 Knology Holdings                                                      10/22/07              273
                758 Leap Wireless International, Inc. 144A                                4/15/10            28,046
              1,215 Maxcom Telecomunicaciones SA de CV
                    144A (Mexico)                                                         4/1/07                 12
              3,590 McCaw International, Ltd.                                             4/15/07            53,850
                940 Mediq, Inc. 144A                                                      6/1/09                  9
              1,080 Ntelos, Inc.                                                          8/15/10             1,080
                560 ONO Finance PLC 144A (United Kingdom)                                 2/15/11            28,000
                990 Orbital Imaging Corp. 144A                                            3/1/05                  1
              1,310 Orion Network Systems                                                 1/15/07               164
             12,880 Pagemart, Inc. 144A                                                   12/31/03              129
              1,600 Paxson Communications Corp. 144A                                      6/30/03             6,400
                570 Pliant Corp. 144A                                                     6/1/10                570
                810 Raintree Resort 144A                                                  12/1/04                 8
              1,640 Startec Global Communications Corp.                                   5/15/08                49
                680 Sterling Chemicals Holdings                                           8/15/08               449
                630 Telehub Communications Corp. 144A                                     7/31/05                 6
                690 Travel Centers of America                                             5/1/09                  7
              2,310 Ubiquitel, Inc. 144A                                                  4/15/10            46,200
              5,820 UIH Australia/Pacific, Inc. 144A                                      5/15/06                58
              1,190 Veraldo Holdings, Inc. 144A                                           4/15/08               595
                 50 Versatel Telecom NV (Netherlands)                                     5/15/08               230
                455 Wright Medical Technology, Inc. 144A                                  6/30/03                 1
                800 XM Satellite Radio Holdings, Inc. 144A                                3/15/10               800
                                                                                                      -------------
                    Total Warrants (cost $1,979,672)                                                 $    1,157,248

CONVERTIBLE PREFERRED STOCKS (0.1%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                218 Anker Coal Group, Inc. $14.25 cv. pfd.                                           $        1,090
              1,900 Interact Systems, Inc. 144A 14.00% cv. pfd.
                    (In default) (NON)                                                                           19
              6,800 LTV Corp. (The) 144A $4.125 cv. pfd. (In default) (NON)                                  16,578
                 66 Paxson Communications Corp. 144A 9.75% cv. pfd. (PIK)                                   590,700
                200 World Access, Inc. 144A Ser. D, zero % cv. pfd.                                           2,303
              7,615 XCL, Ltd. 144A cv.  pfd. (PIK)                                                            3,808
              1,503 XCL, Ltd. 144A Ser. A, 9.50% cum. cv. pfd. (PIK)                                            752
                                                                                                      -------------
                    Total Convertible Preferred Stocks
                    (cost $2,183,956)                                                                $      615,250

PURCHASED OPTIONS OUTSTANDING
(--%) (cost $33,280) (a)                                                              EXPIRATION DATE/
CONTRACT AMOUNT                                                                       STRIKE PRICE            VALUE
-------------------------------------------------------------------------------------------------------------------
$           832,000 Argentina (Republic of) FRB option
                    (Lehman Brothers Special
                    Financing, Inc.)                                                    AUG 01/88.7  $      174,720

SHORT-TERM INVESTMENTS (4.7%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$            33,299 Short-term investments held as collateral for loaned securities with yields ranging from 3.62% to 4.05%
                    and due dates from August 1, 2001 to September
                    28, 2001 (d)                                                                     $       33,250
         21,600,000 Interest in $500,000,000 joint tri-party repurchase agreement dated July 31, 2001 with Credit Suisse
                    First Boston due August 1, 2001 with respect to
                    various U.S. Government obligations -- maturity
                    value of $21,602,340 for an effective yield of 3.9%                                  21,600,000
         22,192,000 Interest in $745,000,000 joint tri-party repurchase agreement dated July 31, 2001 with S.B.C. Warburg,
                    Inc. due August 1, 2001 with respect to various
                    U.S. Government obligations -- maturity value of
                    $22,194,404 for an effective yield of 3.9%                                           22,192,000
                                                                                                      -------------
                    Total Short-Term Investments (cost $ 43,825,250)                                 $   43,825,250
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,040,746,810) (b)                                      $  936,471,439
-------------------------------------------------------------------------------------------------------------------


  (a) Percentages indicated are based on net assets of $942,125,335.

  (b) The aggregate identified cost on a tax basis is $1,045,769,673, resulting in gross unrealized appreciation and depreciation of $24,775,383 and $134,073,617, respectively, or net unrealized depreciation of $109,298,234.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

(POR) A portion of the income will be received in additional securities.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at July 31, 2001 was $13,453,920 or 1.4% of net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at July 31, 2001.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

  (d) See footnote 1 to financial statements on page 50.

      FLIRB represents Front Loaded Interest Reduction Bond.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate
      Notes (FRN) are the current interest rates shown at July 31, 2001, which are subject to change based on the terms of the security.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at July 31, 2001: (as percentage of Market Value)

         Argentina          1.1%
         Australia          1.1
         Bermuda            1.0
         Brazil             1.5
         Canada             2.6
         France             1.0
         Germany            6.0
         Italy              1.2
         Mexico             1.5
         Russia             1.5
         Sweden             1.3
         United Kingdom     2.9
         United States     75.2
         Other              2.1
                           ----
         Total            100.0%


------------------------------------------------------------------------------
Forward Currency Contracts to Buy at July 31, 2001
(aggregate face value $93,672,124)
                                                                    Unrealized
                                    Aggregate Face    Delivery    Appreciation/
                      Market Value           Value        Date   (Depreciation)
------------------------------------------------------------------------------
British Pounds            $592,604     $   579,630   9/19/2001      $   12,974
Canadian Dollar          6,144,758       6,164,895   9/19/2001         (20,137)
Danish Krone               988,039         958,153   9/19/2001          29,886
Euro Dollar             26,549,418      26,442,990   9/19/2001         106,428
Japanese Yen            56,806,531      59,065,782   9/19/2001      (2,259,251)
Swiss Franc                475,152         460,674   9/19/2001          14,478
------------------------------------------------------------------------------
                                                                   $(2,115,622)
------------------------------------------------------------------------------

Forward Currency Contracts to Sell at July 31, 2001
(aggregate face value $161,811,915)
                                                                    Unrealized
                                    Aggregate Face    Delivery    Appreciation/
                      Market Value           Value        Date   (Depreciation)
------------------------------------------------------------------------------
Australian Dollars     $ 9,586,658      $9,593,136   9/19/2001      $    6,478
British Pounds          18,882,072      18,561,701   9/19/2001        (320,371)
Canadian Dollar         11,472,855      11,529,128   9/19/2001          56,273
Euro Dollar             73,433,152      71,810,378   9/19/2001      (1,622,774)
Japanese Yen            34,755,302      36,099,171   9/19/2001       1,343,869
New Zealand Dollar       2,451,315       2,468,441   9/19/2001          17,126
Swedish Krona           11,919,014      11,749,960   9/19/2001        (169,054)
------------------------------------------------------------------------------
                                                                     $(688,453)
------------------------------------------------------------------------------

Futures Contracts Outstanding at July 31, 2001
                                                                    Unrealized
                                    Aggregate Face  Expiration    Appreciation/
                       Total Value           Value        Date   (Depreciation)
------------------------------------------------------------------------------
Euro Dollar 90 day
(long)                 $15,151,500     $15,130,787      Mar-02     $    20,713
Euro Dollar 90 day
(short)                 15,171,188      15,155,419      Dec-01         (15,769)
Euro-Bobl 5 Yr
(long)                  30,712,131      30,282,153      Sep-01         429,978
Japanese
Government Bonds
10 Yr (long)             9,973,560       9,995,275      Sep-01         (21,715)
US Treasury Bond
(long)                   7,074,125       6,723,582      Sep-01         350,543
US Treasury Bond
(short)                  9,154,750       8,683,439      Sep-01        (471,311)
US Treasury Note
10 Yr (long)            45,414,826      43,687,778      Sep-01       1,727,048
US Treasury Note
10 Yr (short)           19,736,344      19,234,341      Sep-01        (502,003)
------------------------------------------------------------------------------
                                                                    $1,517,484
------------------------------------------------------------------------------

Swap Contracts Outstanding at July 31, 2001
                                          Notional Termination      Unrealized
                                            Amount        Date    Appreciation
------------------------------------------------------------------------------
Agreement with Merrill Lynch
Capital Services dated November
17, 2000 to pay semiannually the
notional amount multiplied by the
return of Libor-BBA and
receive the notional amount
multiplied by
6.7506%.                                $9,000,000      Nov-05        $525,453
------------------------------------------------------------------------------

Written Put Options on Foreign Currency Outstanding at July 31, 2001
(premium received $33,280)
                                                    Expiration Date/   Market
Contract Amount                                       Strike Price      Value
------------------------------------------------------------------------------
$1,664,000 Argentina (Republic of) FRB option
           (Lehman Brothers Special Financing, Inc.)   Aug 01/82.7    $249,932
------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
July 31, 2001

Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $6,650 of securities on loan
(identified cost $1,040,746,810) (Note 1)                                    $  936,471,439
-------------------------------------------------------------------------------------------
Cash                                                                              1,614,204
-------------------------------------------------------------------------------------------
Foreign currency (cost $853,108)                                                    847,704
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                        21,858,794
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    6,364,110
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                            180,785
-------------------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                                         525,453
-------------------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)                           1,618,234
-------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)                         1,137,856
-------------------------------------------------------------------------------------------
Total assets                                                                    970,618,579

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             6,334,815
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 14,565,929
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,682,708
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          169,589
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       62,090
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,168
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                   33,250
-------------------------------------------------------------------------------------------
Written options outstanding, at value (premiums received on
written options $33,280) (Note 3)                                                   249,932
-------------------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                              4,422,309
-------------------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                              947,850
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               23,604
-------------------------------------------------------------------------------------------
Total liabilities                                                                28,493,244
-------------------------------------------------------------------------------------------
Net assets                                                                    $ 942,125,335

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,206,785,512
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                       (14,128,356)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                         (145,218,928)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                                   (105,312,893)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                    $ 942,125,335

Computation of net asset value
-------------------------------------------------------------------------------------------
Net asset value per share ($942,125,335 divided by 140,989,259 shares)                $6.68
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF OPERATIONS
Year ended July 31, 2001

Investment income:
-------------------------------------------------------------------------------------------
Interest income (net of foreign tax of $195)                                    $91,602,724
-------------------------------------------------------------------------------------------
Dividends                                                                         2,700,603
-------------------------------------------------------------------------------------------
Securities lending                                                                       45
-------------------------------------------------------------------------------------------
Total investment income                                                          94,303,372

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  6,819,195
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      914,398
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                   27,112
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     11,777
-------------------------------------------------------------------------------------------
Exchange listing fee                                                                 65,758
-------------------------------------------------------------------------------------------
Other                                                                               376,070
-------------------------------------------------------------------------------------------
Total expenses                                                                    8,214,310
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (86,075)
-------------------------------------------------------------------------------------------
Net expenses                                                                      8,128,235
-------------------------------------------------------------------------------------------
Net investment income                                                            86,175,137
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                (43,529,754)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                   1,314,720
-------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                                 22,784
-------------------------------------------------------------------------------------------
Net realized gain on swap transactions (Note 1)                                     382,671
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                      (6,690,696)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of  assets and liabilities in
foreign currencies during the year                                               (1,072,740)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures contracts,
swap contracts,TBA sale commitments, and written options during the year        (20,552,228)
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (70,125,243)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $16,049,894
-------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.





STATEMENT OF CHANGES IN NET ASSETS

                                                                        Year ended July 31
                                                                       --------------------
                                                                       2001             2000
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $ 86,175,137   $   88,222,416
--------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign
currency transactions                                                 (48,500,275)     (31,547,912)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                          (21,624,968)     (22,566,530)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   16,049,894       34,107,974
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
From net investment income                                            (72,307,759)     (91,636,916)
--------------------------------------------------------------------------------------------------
In excess of net investment income                                             --       (2,963,818)
--------------------------------------------------------------------------------------------------
From return of capital                                                (15,103,543)              --
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                          (71,361,408)     (60,492,760)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                   1,013,486,743    1,073,979,503
--------------------------------------------------------------------------------------------------
End of year (including distributions in excess of
net investment income of $14,128,356 and
$18,262,657, respectively)                                           $942,125,335   $1,013,486,743
--------------------------------------------------------------------------------------------------
Number of fund shares
--------------------------------------------------------------------------------------------------
Shares outstanding at beginning and end of year                       140,989,259      140,989,259
--------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended July 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $7.19        $7.62        $8.71        $8.88        $8.53
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .61          .63          .64          .74          .65
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.50)        (.39)        (.99)        (.18)         .38
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .11          .24         (.35)         .56         1.03
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.51)        (.65)        (.62)        (.66)        (.65)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --         (.02)          --           --         (.03)
-----------------------------------------------------------------------------------------------------
From net realized gain                    --           --         (.12)        (.07)          --
-----------------------------------------------------------------------------------------------------
From return of
capital                                 (.11)          --           --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.62)        (.67)        (.74)        (.73)        (.68)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.68        $7.19        $7.62        $8.71        $8.88
-----------------------------------------------------------------------------------------------------
Total return at
market value (%)(a)                     8.56        (1.51)       (7.24)        8.06        26.24
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Market value,
end of period                          $6.29        $6.38        $7.19        $8.50        $8.56
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $942,125   $1,013,487   $1,073,980   $1,221,188   $1,245,444
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .85          .83          .86          .89          .83
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               8.87         8.48         8.05         8.34         7.42
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                231.58       133.80       165.79       209.50       262.01
-----------------------------------------------------------------------------------------------------

  (a) Total return assumes dividend reinvestment.

  (b) Includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
July 31, 2001

NOTE 1
Significant accounting policies

Putnam Premier Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek high current income consistent with the preservation of capital by allocating its investments among the U.S. government sector, high yield sector and international sector of the fixed income securities market.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis. Any premium resulting from the purchase of stepped-coupon bonds is amortized on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) Interest rate swap contracts The fund may engage in interest rate swap agreements, which are arrangements between two parties to exchange cash flows based on a notional principal amount. The fund may enter into interest rate swap agreements, to manage the funds exposure to interest rates. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments made or received are included as part of interest income. Payments received or made upon early termination are recorded as realized gain or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or that the counterparty may default on its obligation to perform.

I) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

J) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At July 31, 2001, the value of securities loaned amounted to $6,650. The fund received cash collateral of $33,250 which is pooled with collateral of other Putnam funds into 48 issuers of high grade short-term investments.

K) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2001, the fund had a capital loss carryover of approximately $109,681,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
   $39,893,000    July 31, 2007
    44,858,000    July 31, 2008
    24,930,000    July 31, 2009

L) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, dividends payable, defaulted bond interest, unrealized and realized gains and losses on certain futures contracts, paydown gains and losses on mortgage-backed securities, market discount, interest on payment-in-kind securities, and foreign market discount. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2001, the fund reclassified $9,733,077 to increase distributions in excess of net investment income and $1,092,534 to increase paid-in-capital, with a decrease to accumulated net realized losses of $8,640,543. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

NOTE 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.75% of the first $500 million of average weekly net assets, 0.65% of the next $500 million, 0.60% of the next $500 million and 0.55% of any amount over $1.5 billion.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended July 31, 2001, the fund's expenses were reduced by $86,075 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,014 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

NOTE 3
Purchases and sales of securities

During the year ended July 31, 2001, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $1,070,486,655 and $1,046,337,440, respectively. Purchases and sales of U.S. government obligations aggregated $1,019,808,484 and $1,041,825,726, respectively.

Written option transactions during the year are summarized as follows:

                                             Contract             Premiums
                                             Amounts              Received
---------------------------------------------------------------------------
Written options
outstanding at
beginning of year                                 $--                 $--
---------------------------------------------------------------------------
Options opened                               3,064,000              65,119
---------------------------------------------------------------------------
Options expired                                     --                  --
---------------------------------------------------------------------------
Options closed                               1,400,000              31,839
---------------------------------------------------------------------------
Written options
outstanding at
end of year                                 $1,664,000             $33,280
---------------------------------------------------------------------------

Note 4
Share repurchase program

The Trustees authorized the fund to repurchase up to 7,000,000 of its shares in the open market. Repurchases will only be made when the fund's shares are trading at less than net asset value and at such times and amounts as is believed to be in the best interest of the fund's shareholders. Any repurchases of shares will have the effect of increasing the net asset value per share of remaining shares outstanding. For the year ended July 31, 2001, the fund did not repurchase any shares. As of July 31, 2001, 511,000 shares have been repurchased since the inception of the program.

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle will not be material to the financial statements.


Federal tax information
(Unaudited)


For the year ended July 31, 2001, a portion of the Fund's distribution represents a return of capital and is therefore not taxable to shareholders.

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


Amendment to Bylaws
(Unaudited)


On March 9, 2001, the Trustees amended the fund's Bylaws to require advance notice of shareholder Trustee nominations and shareholder proposals fixing the number of Trustees. Shareholders wishing to propose one or more nominees for election as Trustees or wishing to make a proposal fixing the number of Trustees at an annual meeting of shareholders must provide written notice to the fund (including all required information) so that such notice is received in good order by the fund not less than sixty (60) nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting. An exception applies in the case of the annual meeting to be held in calendar year 2001, to the effect that the notice described above to be timely must be received in good order by the fund not less than thirty
(30) days prior to that anniversary date. A further exception to the notice deadline applies in the event the date of the annual meeting is substantially advanced or delayed from that anniversary date. Copies of these amendments to the Bylaws have been filed with the Securities and Exchange Commission and are available from its public reference facilities.


Results of June 14, 2001 shareholder meeting
(Unaudited)


An annual meeting of shareholders of the fund was held on June 14, 2001. At the meeting, each of the nominees for Trustees was elected, as follows:

                                                 Votes
                            Votes for          withheld
Jameson Adkins Baxter      128,911,278        3,336,298
John A. Hill               128,903,761        3,343,815
Ronald J. Jackson          128,937,126        3,310,450
Paul L. Joskow             128,917,007        3,330,569
Elizabeth T. Kennan        128,924,868        3,322,708
Lawrence J. Lasser         128,914,020        3,333,556
John H. Mullin III         128,917,943        3,329,633
Robert E. Patterson        128,940,462        3,307,114
George Putnam, III         128,923,936        3,323,640
A.J.C. Smith               128,933,276        3,314,300
W. Thomas Stephens         128,895,585        3,351,991
W. Nicholas Thorndike      128,937,412        3,310,164

A proposal to convert fund from closed-end to open-end status and authorize related amendments was not approved as follows:

11,882,503 votes for, and 55,428,863 votes against, with 3,807,478 abstentions.

All tabulations are rounded to nearest whole number.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

David L.Waldman
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


74753  073  9/01